UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2012 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2012 Annual Report

1	Understanding Your Expenses
2	Photovoltaic Electricity
4	Performance Review
6	Statement of Investments
17	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Income Tax Information
26	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2012, CWAM managed $32.3 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Photovoltaic Electricity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2012 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1,119.00	1,019.92	5.68	5.41	1.06

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2012 Annual Report

Photovoltaic Electricity

When the sun is directly overhead on a clear day, it casts about 1,000 watts of energy per square meter. Across the earth, in about one hour the sun provides as much energy as mankind uses from all sources during an entire year.

Photovoltaic (PV) energy, electricity generated directly from sunlight, was discovered in 1839 by Edmund Becquerel. In 1873, Willoughby Smith observed that selenium became conductive when exposed to light.1 Selenium photovoltaic cells, which convert sunlight directly into electricity, were first made in the 1870s and were later used as light meters for photography.2 But selenium cells converted at best 1% of sun power into electricity and were expensive, so their uses were limited.3

In the 1950s, Bell Laboratories began developing silicon photovoltaic cells, and succeeded in creating cells capable of converting 6% of solar power into energy. Cells were combined together into PV modules, and were originally used to recharge batteries that powered remote transmitters. PV modules using more expensive and efficient gallium arsenide were also invented, and almost immediately began to be used in space. The Vanguard I satellite in 1958 had solar capacity well under a watt.4 Capacity on satellites grew rapidly, to 1962's Telstar at 14 watts, to the early 1970's Skylab at 16,000 watts, and to today's International Space Station at more than 100,000 watts.5

In 1960, silicon solar modules were handmade and cost about $1,000 per peak watt.6 The cost of modules has declined in accordance with learning curve theory. For each doubling of cumulative production, prices generally dropped about 20% through the year 2000. The price fell to about $300 per peak watt in 1970, and then to about $3.50 in 2000.7 Module costs fell as sunlight conversion efficiency was enhanced, materials requirements were reduced and manufacturing processes were mechanized and streamlined. Other costs of PV systems, including electronics, cabling, racks, mounting hardware and installation expenses, have also been dropping, but not as quickly.

As prices fell, mass market applications developed. In the 1980s, PV systems were most often used to provide power to areas without electrical infrastructure to run irrigation pumps, illuminate schools and refrigerate medicine, for example.8 In the 1990s, PV systems began to be connected to electric grids in the developed world in order to utilize essentially pollution-free energy.9 Governments created incentives for installing and producing PV electricity in order to reduce carbon dioxide emissions and slow global warming.

In 2000, Germany passed legislation that guarantees high, 20-year payments to producers for PV-produced electricity. Payment rates on new projects decline along with the costs of photovoltaic systems. Utilities in Germany currently pay about $0.35 per kilowatt hour (kWh) for home roof-top produced PV electricity.10 As of the end of 2011, Germany was the world leader in PV energy investment with 24.8 billion peak watts of installed PV capacity, about 35% of the world total.11 Italy, which also adopted high payments for PV electricity, was second, at about 17% of world PV capacity.12 The United States, in comparison, accounted for only 5% of installed worldwide PV capacity.

As a result of the incentives in Germany and Italy, demand for photovoltaic systems surged. A shortage of polysilicon, the primary raw material for silicon solar cells, also developed. Module prices were stuck between $3 and $4 from 2000 until the second half of 2008, and profits boomed for both solar module and polysilicon makers. Manufacturing capacity consequently jumped, boosted at first by attractive profits and then by Chinese efforts to dominate world PV module production. Module prices then fell to $2 in 200913 and collapsed to as low as $0.70 by September 2012, when global manufacturing capacity equaled nearly double worldwide demand.14 Extremely competitive pricing, plus the lack of apparent technology or cost advantages, have caused losses, an industry shakeout, and poor stock performance for PV module producers.

According to the World Research Institute, by 2011 the average installed price for complete photovoltaic systems fell to $4.75 per peak watt of energy generated. Meanwhile, the price of utility-generated electricity has been rising. According to the U.S. Energy Information Administration, the average residential electricity price in the United States rose from $0.02 per kWh in 1970 to $0.08 in the year 2000 and $0.12 in 2011. The falling price of PV systems and the rising price of electricity have made PV electricity more competitive.

In the United States, 44 states have adopted net metering policies. These policies make it possible for consumers to buy PV systems, produce their own PV electricity by day and provide what they don't use into the electric grid. By night, they get electricity from the grid. Consumers are generally billed for the net amount they use. Given that solar electric production varies by hour of the day and cloud cover, and utilities need reliable supplies, utility obligations to purchase such power are capped state by state. PV electricity production, however, tends to match peak load needs, so utilities are generally buying what would otherwise be expensive peak-load power and selling cheaper off-peak power to owners of PV systems at average retail rates.

PV electricity is now competitive in areas with high electric rates, especially in places with lots of sunshine. Household electricity rates vary tremendously by location. As examples, Honolulu rates recently hit $0.34 per kWh, and the New York City area, $0.20. Worldwide electric rates vary tremendously as well, with Denmark at nearly $0.40 and Italy at about $0.30 per kWh. These prices contrast to electric rates ranging from $0.05 to $0.10 per kWh in some energy-rich states and countries.15

Peak sunshine varies by location; solar modules in Honolulu receive an average of 5.7 hours of peak sunshine per day, so each peak watt of

Wanger International 2012 Annual Report

installed solar module would generate about 1.87 kWh yearly.16 Assuming that a PV system costs $4.75 per peak watt installed, it would pay for itself in about 7.5 years based on Honolulu's electricity rates. Utilizing the current 30% federal tax credit reduces the payback period to 5.2 years.17 After the PV system pays for itself, it should provide more than 20 years of nearly free energy to its owner, as modules are designed to last 30 years, though electronics associated with them will likely need to be replaced once or twice during that period.

Honolulu is an extreme example in the United States because of its high electricity costs and its abundant sunshine. Tucson receives even more sunshine, but with approximately $0.10 kWh power prices, PV systems there have after-tax credit paybacks of nearly 16 years. New York receives about one-third less sunshine than Tucson, but due to its higher power rates, PV systems there have about 11 year paybacks.18

As of early 2012, 30 states had renewable portfolio standards, which mandate certain percentages of electricity production to be from renewable sources such as PV. Solar renewable energy credits and tax credits have also incentivized purchases of PV systems in many of those states.19 As a result, large, non-residential PV installations jumped, and recently accounted for 84% of nationwide PV capacity.20 Total new installations in the United States surged over 15-fold from 2007 to 2012, to about 3.2 billion peak watts.21

Although PV installations in the United States are rising sharply, relatively low net metered electricity prices in most of the United States makes PV electricity less competitive compared to high payment rates in other countries. Abundant and cheap shale natural gas in the United States will likely keep domestic electric rates low. With these factors in mind, despite tax incentives and renewable portfolio standards, the United States seems unlikely to become the world leader in PV electricity production.

Photovoltaic electricity production is instead more economically attractive in areas with high electricity costs. PV electricity should displace a lot of the 5% of worldwide electricity that is generated by burning costly petroleum. Also, the World Bank estimates that 1.4 billion people do not have access to electricity, and is funding billions of dollars to provide electricity to them.22 PV electricity seems like a good choice to provide power to third world locations currently lacking electricity.

Usage of photovoltaic electricity is growing rapidly from a very low base. Worldwide PV power production jumped about 86% in 2012, but accounted for just 0.25% of electric power.23 As photovoltaic costs continue to drop, fossil fuel prices rise, and concerns about carbon emissions grow, PV seems poised to achieve substantially greater shares of electricity production, helping to change the world in a favorable way.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Dunlop, James P., Photovoltaic Systems, Second Edition, (Orland Park, Illinois, American Technical Publishers, Inc., 2010), p. 5.

2  Lynn, Paul A., Electricity from Sunlight, An Introduction to Photovoltaics, (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2010), p. 13.

3  Dunlop, James P., op. cit., p. 6.

4  Ibid., p. 7.

5  Lynn, Paul A., op. cit., p. 14 and p. 168.

6  Dunlop, James P., op. cit., p. 7. Peak watts are the amount of electricity produced by photovoltaic modules when the sun is directly overhead and unobstructed.

7  Lynn, Paul A., op. cit., p. 14-16.

8  Dunlop, James P., op. cit., p. 7.

9  Lynn, Paul A., op. cit., p. 19.

10  German Feed-in Tariffs 2012, posted on the German Energy Blog. http://www.germanenergyblog.de/?page_id=8617. Accessed January 21, 2013.

11  Barua, Priya and Tawney, Letha and Weischer, Lutz, "Delivering on the Clean Energy Economy: The Role of Policy in Developing Successful Domestic Solar and Wind Industries," a Working Paper published by the World Resources Institute, November 2012, p. 16, http://www.wri.org/publication/delivering-on-the-clean-energy-economy. Accessed February 4, 2013.

12  Kaften, Cheryl, "IEA: Renewables to Rival Coal by 2035," PV Magazine.com, November 14, 2012, http://www.pv-magazine.com/news/details/beitrag/iea--renewables-to-rival-coal-by-2035_100009194/#axzz2JxkjpuqF. Accessed January 18, 2013.

13  Bazilian, Morgan, et al., "Reconsidering the Economics of Photovoltaic Power," a Working Paper published May 17, 2012, p. 3, http://www.ourenergypolicy.org/wp-content/uploads/2012/05/BNEF_re_considering_the_
economics_of_photovoltaic_power.pdf. Accessed February 4, 2013.

14  "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," Copyright 2012, SEIA (Solar Energy Industries Association)/GTM Research, p. 11, http://www.seia.org/
research-resources/us-solar-market-insight. Accessed February 4, 2013.

15  U.S. Energy Information Administration website, http://www.eia.gov/electricity/state/. Accessed January 7, 2013.

16  Assumes 10% electricity loss from line losses and conversion from direct current to alternating current.

17  $4.75 average included commercial systems; residential system costs averaged $5.21 per watt, as stated in the "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," p. 10. See footnote 14.

18  Paybacks calculated by author utilizing recently published electric rates as mentioned in essay, hours of peak sunshine per Dunlop book, 10% line and conversion losses, and the current 30% federal tax credit. Readers are advised to update data and do own calculations prior to purchasing PV systems.

19  U.S. Energy Information Administration website, http://www.eia.gov/todayinenergy/detail.cfm?id=4850. Accessed February 4, 2013.

20  Sherwood, Larry, "U.S. Solar Market Trends 2011," IREC (Interstate Renewable Energy Council, Inc.), August 2012, p. 7, http://www.irecusa.org/wp-content/uploads/
IRECSolarMarketTrends-2012-Web-8-28-12.pdf. Accessed February 4, 2013.

21  "U.S. Solar Market Insight Report," op. cit., p. 2.

22  The world bank website, http://web.worldbank.org/WBSITE/
EXTERNAL/TOPICS/EXTENERGY2/
0,,contentMDK:22855502~pagePK:210058~piPK:210062
~theSitePK:4114200,00.html. Accessed February 4, 2013.

23  Carr, Geoffrey, "Science and Technology: Sunny Uplands," The Economist, November 13, 2012, 2:22, http://www.economist.com/news/21566414-alternative-
energy-will-no-longer-be-alternative-sunny-uplands. Accessed February 4, 2013.

Wanger International 2012 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

For 2012, Wanger International's annual return of 21.56% was 2.39% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, which returned 19.17%. International small-cap stocks outperformed larger caps, as measured by the large-cap developed market MSCI EAFE Index, which rose 17.32% during the year.

Recall that in 2011, fears of a renewed global recession dragged down equity markets just about everywhere, with those of Europe, Asia excluding Japan, and Latin America particularly hard hit. Early concerns over inflation in China, India and Brazil abated as 2011 progressed. They were replaced that year by the far greater concerns of a renewed credit crunch triggered by potential European debt defaults and even the possible demise of the European single currency. In 2012, concerns over the euro zone abated, and market participants preoccupied themselves with the scarcity of growth and the real risk of a prolonged deflation, despite the best efforts of many governments to keep the liquidity spigot open via low interest rates and deficit spending. The result was a bifurcated market where conservative, high-yielding assets in mature markets (for example, real estate investment trusts or REITs) and high-growth assets in the few remaining growth markets around (especially emerging markets) rallied, while global cyclicals, particularly commodities, generally rose only modestly.

This is evidenced in the Fund by the fact that nine of the top 15 performers were emerging market companies with returns ranging from 75% to 160%. Asian gaming stocks continued to move higher with Cambodia-based Nagacorp rising 160% and Macau-based Melco Crown Entertainment appreciating 75%. We expect rising regional wealth and increased opportunities and desire for leisure travel to continue to drive growth in this sector. In India, rising affluence within a sizable and expanding middle class continued to drive expectations for consumer stocks higher. United Breweries, India's leading brewer, for example, was up 138% in the year. In Indonesia, continued penetration of cellular phones increased the demand for requisite cellular tower infrastructure, propelling Tower Bersama Infrastructure up 128%. In South Africa, wealth effects across the population helped drive earnings for fund management company Coronation Fund Managers, sending the stock up 77% in the year.

The strong performance in many high-growth emerging market companies contrasts sharply with comparatively weak economic trends in developed markets and the inability of most western governments to confront fiscal imbalances with solutions rather than rhetoric and continued large deficits. The concerns of a "fiscal cliff" in the United States and little growth in Japan and Europe continued to weigh heavily on commodity-related stocks. In particular, Japan continued to suffer the consequences of deflation and economic stagnation, accounting for seven of the 15 worst performers in the Fund. Japanese consumer and Internet stocks suffered with online apparel retailer Start Today down nearly 60% on weak earnings, social networker Gree down 24% on lower expectations, and Sanrio, owner of the "Hello Kitty" brand, down over 23%. We sold the Fund's position in Gree.

As we enter 2013, the outlook appears more positive than one year ago. Elections in the United States and changes in leadership in China have taken place without hanging chads or revolution. European policymakers are regarded as more credible on the common currency than was previously the case. Even Japan has embarked on a more aggressive reflationary stance to end over 20 years of deflation. Emerging markets appear stable and poised for continued economic growth that is well above global averages. Unfortunately, after a strong performance in 2012, equity markets may no longer appear as attractive as they did one year ago, and have been invigorated by nominal interest rates at record lows in many countries. We believe that for equities to continue to perform, they will need to demonstrate solid ongoing growth in quality earnings, as this is what present valuations appear to discount. As always, we will continue to work hard to identify investments in dynamic, emerging growth companies for shareholders, while remaining attentive to the downside risks.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Melco Crown Entertainment	1.5%
Coronation Fund Managers	0.8
United Breweries	0.6
Nagacorp	0.6
Tower Bersama Infrastructure	0.5
Sanrio	0.4
Start Today	0.4

Wanger International 2012 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2012, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/12

1. Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.5%
2. Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.5
3. Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.4
4. Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.3
5. Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	1.1
6. Localiza Rent A Car (Brazil) Car Rental	1.0
7. Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	1.0
8. Gemalto (France) Digital Security Solutions	1.0
9. Partners Group (Switzerland) Private Markets Asset Management	0.9
10. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	0.9

Top 5 Countries

As a percentage of net assets, as of 12/31/12

Japan	16.0%
United Kingdom	6.9
Taiwan	6.5
South Africa	4.6
Hong Kong	4.6

Results as of December 31, 2012

	4th quarter	1 year	5 years	10 years
Wanger International	4.06%	21.56%	1.10%	14.79%
S&P Global Ex-U.S. Between $500M and $5B Index*	5.66	19.17	-0.04	13.92
MSCI EAFE Index	6.57	17.32	-3.69	8.21
Lipper Variable Underlying International Growth Funds Index	6.07	19.17	-2.70	8.41

* The Fund's primary benchmark.

NAV as of 12/31/12: $31.19

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.02% is stated as of the Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Equities – 97.8%
	Asia – 44.6%
	Japan – 16.0%
584,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$6,300,047
2,210	Wacom Computer Graphic Illustration Devices	5,818,369
2,117,200	Seven Bank ATM Processing Services	5,584,731
191,918	Glory Currency Handling Systems & Related Equipment	4,447,791
165,700	Hoshizaki Electric Commercial Kitchen Equipment	4,405,859
312,100	Kuraray Special Resin, Fine Chemical, Fibers & Textures	4,091,370
821	Orix JREIT Diversified REIT	4,049,135
255,000	Park24 Parking Lot Operator	4,027,199
3,020	Jupiter Telecommunications Largest Cable Service Provider in Japan	3,761,274
88,336	Miraca Holdings Outsourced Lab Testing, Diagnostic Equipment & Reagents	3,561,776
98,341	Kintetsu World Express Airfreight Logistics	3,288,560
270,200	NGK Insulators Ceramic Products for Auto, Power & Electronics	3,205,297
98,300	Sanrio (a) Character Goods & Licensing	3,136,152
30,999	Nakanishi Dental Tools & Machinery	3,088,209
311,631	Start Today (a) Online Japanese Apparel Retailer	2,884,839
800	Kenedix Realty Investment Tokyo Mid-size Office REIT	2,788,848
500	Mori Hills REIT Investment Tokyo Centric Diversified REIT	2,683,605
38,900	FP Corporation Disposable Food Trays & Containers	2,587,852
236,000	Japan Airport Terminal Airport Terminal Operator at Haneda	2,436,325
64,500	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,345,143
43,700	Disco Semiconductor Dicing & Grinding Equipment	2,277,958
Number of Shares		Value
157,039	Nihon Parkerizing Metal Surface Treatment Agents & Processing	$2,258,971
159,747	Daiseki Waste Disposal & Recycling	2,209,456
75,800	Horiba Test & Measurement Instruments	2,198,413
80,000	Misumi Group Industrial Components Distributor	2,186,382
83,000	Doshisha Wholesaler	2,173,927
990	Advance Residence Investment Residential REIT	2,029,175
80,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	1,968,085
195,200	Asahi Diamond Industrial Consumable Diamond Tools	1,931,635
98,000	Aeon Delight Facility Maintenance & Management	1,918,341
46,000	Benesse Education Service Provider	1,914,354
310	Global One Real Estate Office REIT	1,847,189
43,000	Itochu Techno-Science IT Network Equipment Sales & Services	1,770,670
76,646	Icom Two Way Radio Communication Equipment	1,711,437
75,000	Nabtesco Machinery Components	1,675,220
200,900	Sintokogio Automated Casting Machines, Surface Treatment System & Consumables	1,597,640
143,860	Ushio Industrial Light Sources	1,577,527
169,000	Nippon Paint Paints for Automotive, Decorative & Industrial Usage	1,453,641
155,000	Lifenet Insurance (a) (b) Online Life Insurance Company in Japan	1,326,900
690	GLP J-REIT (b) Logistics REIT in Japan	527,247
6,400	Shimano Bicycle Components & Fishing Tackle	409,812
5,711	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	312,400

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Japan – 16.0% (cont)
4,100	Rinnai Gas Appliances for Household & Commercial Use	$278,570
34,266	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	275,994
1,200	MonotaRO Online MRO Goods Distributor in Japan	38,662
		112,361,987
	Taiwan – 6.5%
4,051,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	10,343,736
1,740,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	6,430,265
2,123,000	CTCI Corp International Engineering Firm	4,217,704
216,000	St. Shine Optical World's Leading Disposable Contact Lens Original Equipment Manufacturer	3,303,640
698,000	Advantech Industrial PC & Components	2,957,831
559,234	Simplo Technology Battery Packs for Notebook & Tablet PCs	2,842,535
1,182,000	Taiwan Hon Chuan Beverage Packaging (Bottles, Caps, Labels) Manufacturer	2,600,846
1,062,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	2,377,026
635,000	Flexium Interconnect Flexible Printed Circuit for Mobile Electronics	2,250,357
612,000	Lung Yen Funeral Services & Columbaria	1,979,713
330,000	President Chain Store Taiwanese Convenience Chain Store Operator	1,770,567
346,000	PC Home Taiwanese Internet Retail Company	1,614,946
638,308	Tripod Technologies Printed Circuit Boards (PCB)	1,379,973
267,060	Radiant Opto-Electronics LCD Back Light Units & Modules	1,108,974
76,000	Chipbond Semiconductor Back-end Packaging Services	150,068
		45,328,181
Number of Shares		Value
	Hong Kong – 4.6%
643,513	Melco Crown Entertainment - ADR (b) Macau Casino Operator	$10,836,759
2,303,000	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	5,696,884
1,635,500	L'Occitane International Skin Care & Cosmetics Producer	5,233,328
911,000	AAC Technologies Miniature Acoustic Components	3,230,242
3,106,000	Sa Sa International Cosmetics Retailer	2,579,143
1,023,400	MGM China Holdings Macau Casino Operator	1,884,932
1,200,000	Melco International Macau Casino Operator	1,424,692
1,197,500	Vitasoy International Hong Kong Soy Food Brand	1,232,076
		32,118,056
	Singapore – 3.8%
4,500,000	Mapletree Commercial Trust Retail & Office Property Landlord	4,498,169
2,200,000	Ascendas REIT Industrial Property Landlord	4,305,227
3,961,000	Mapletree Logistics Trust Industrial Property Landlord	3,727,864
3,000,000	Mapletree Industrial Trust Industrial Property Landlord	3,349,771
2,070,000	CDL Hospitality Trust Hotel Owner/Operator	3,199,025
1,571,000	Goodpack Limited International Bulk Container Leasing	2,377,203
367,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	2,132,671
1,500,000	Olam International (a) (b)	1,926,793
469,500	Olam International - Rights (b) (c) Agriculture Supply Chain Manager	111,160
473,000	Petra Foods Cocoa Processor & Chocolate Manufacturer	1,334,342
		26,962,225

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Korea – 3.3%
65,740	Woongjin Coway (b) Household Appliance Rental Service Provider	$2,674,242
191,000	BS Financial Group (b) Regional Bank in Busan (Korea's Second Largest City)	2,368,307
82,560	Hite Jinro (b) Beer & Spirits Manufacturer	2,343,802
13,999	Samsung Engineering Global Engineering, Procurement & Construction (EPC) Firm	2,181,008
7,800	KCC Paint & Housing Material Manufacturer	2,179,886
1,528	Lotte Chilsung Beverage Beverages & Liquor Manufacturer	2,163,053
79,804	iMarketKorea Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods	2,125,989
35,440	Kepco Plant Service & Engineering Power Plant & Grid Maintenance	2,022,360
65,350	Handsome (b) High-end Apparel Company	1,803,047
20,600	Hana Tour Service Wholesale Package Tour Provider	1,180,973
69,400	Nexen Tire (b) Korean Tire Manufacturer	1,043,210
59,356	Paradise Co Korean 'Foreigner Only' Casino Operator	960,283
		23,046,160
	India – 2.9%
238,657	United Breweries India's Largest Brewer	4,091,605
36,042	Asian Paints India's Largest Paint Company	2,935,771
277,000	Yes Bank Commercial Banking in India	2,359,199
915,080	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	2,274,040
1,391,978	Redington India Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets	2,215,181
520,000	Bharti Infratel (b) (f) Communication Towers	1,838,365
Number of Shares		Value
62,000	Colgate Palmolive India Consumer Products in Oral Care	$1,789,586
5,620	Bosch (b) Automotive Parts	983,790
165,000	Titan Industries Jewlery, Watches, Eyeglasses	864,852
9,929	TTK Prestige Branded Cooking Equipment	616,934
199,131	SKIL Ports and Logistics (b) Indian Container Port Project	341,270
1,332,949	REI Agro Basmati Rice Processing	260,313
		20,570,906
	China – 2.2%
2,324,000	Digital China IT Distribution & Systems Integration Services	4,018,853
2,514,000	Want Want Chinese Branded Consumer Food Company	3,523,135
100,000	New Oriental Education & Technology - ADR (a) Education Service Provider	1,943,000
36,848	51job - ADR (b) Integrated Human Resource Services	1,722,644
1,032,000	Zhaojin Mining Industry Gold Mining & Refining in China	1,651,802
19,000,000	RexLot Holdings Lottery Equipment Supplier in China	1,457,657
3,344,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,220,966
		15,538,057
	Indonesia – 1.9%
6,378,900	Tower Bersama Infrastructure (b) Communications Towers	3,775,931
3,249,542	Archipelago Resources (b) Gold Mining Projects in Indonesia, Vietnam & the Philippines	3,167,231
27,000,000	Ace Indonesia Home Improvement Retailer	2,309,430
4,681,000	MNC Skyvision (b) Largest Satellite Pay TV Operator in Indonesia	1,165,696
509,000	Mayora Indah Consumer Branded Food Manufacturer	1,060,155

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Indonesia – 1.9% (cont)
1,471,000	Mitra Adiperkasa Operator of Department Store & Specialty Retail Stores	$1,016,664
4,095,000	Surya Citra Media Free to Air TV in Indonesia	956,031
847,500	Southern Arc Minerals (b) Gold & Copper Exploration in Indonesia	217,264
		13,668,402
	Thailand – 1.1%
13,700,000	Home Product Center Home Improvement Retailer	5,696,265
134,400	Siam Makro General Merchadise Wholesaler in Thailand	1,965,690
295,300	Samui Airport Property Fund Thai Airport Operator	162,178
		7,824,133
	Philippines – 0.9%
7,724,325	SM Prime Holdings Shopping Mall Operator	3,113,635
2,064,100	Manila Water Company Water Utility Company in Philippines	1,612,123
884,080	Int'l Container Terminal Container Handling Terminals & Port Management	1,597,170
		6,322,928
	Mongolia – 0.8%
7,836,000	Mongolian Mining (b) Coking Coal Mining in Mongolia	3,883,390
118,952	Turquoise Hill Resources (b)	908,852
108,951	Turquoise Hill Resources (b) (d) Copper Mine Project in Mongolia	829,117
		5,621,359
	Cambodia – 0.6%
6,330,000	Nagacorp Casino/Entertainment Complex in Cambodia	3,867,289
	Total Asia	313,229,683
Number of Shares		Value
	Europe – 30.6%
	United Kingdom – 6.9%
1,820,000	Charles Taylor (e) Insurance Services	$4,981,700
95,000	Intertek Group Testing, Inspection, Certification Services	4,825,687
314,000	JLT Group International Business Insurance Broker	4,066,403
923,673	BBA Aviation Aviation Support Services	3,370,708
399,713	Domino's Pizza UK & Ireland Pizza Delivery in UK, Ireland & Germany	3,262,988
85,775	Spirax Sarco Steam Systems for Manufacturing & Process Industries	3,211,718
730,000	Elementis Clay-based Additives	2,787,319
91,584	Aggreko Temporary Power & Temperature Control Services	2,613,676
229,805	WH Smith Newsprint, Books & General Stationery Retailer	2,515,072
102,097	Rightmove Internet Real Estate Listings	2,400,265
310,000	Greggs Bakery	2,312,519
50,000	Asos (b) Internet-based Retailer to Hipsters Up to Age 35	2,205,410
329,000	Abcam Online Sales of Antibodies	2,058,946
180,228	Smith and Nephew Medical Equipment & Supplies	1,992,221
435,831	PureCircle (a) (b) Natural Sweeteners	1,677,926
175,571	Shaftesbury London Prime Retail REIT	1,615,107
45,604	Tullow Oil Oil & Gas Producer	950,726
162,742	Premier Oil (b) Oil & Gas Producer in Europe, Pakistan & Asia	900,530
6,581	Rotork Valve Actuators for Oil & Water Pipelines	274,714
265,900	Sterling Resources (b) Oil & Gas Exploration - Europe	200,488
		48,224,123

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Netherlands – 4.0%
307,586	Aalberts Industries Flow Control & Heat Treatment	$6,439,643
221,826	Imtech Technical Installation & Maintenance	5,152,358
164,763	UNIT4 Business Software Development	4,973,618
131,098	Arcadis Engineering Consultants	3,112,718
116,382	TKH Group Dutch Industrial Conglomerate	3,012,426
38,518	Fugro Subsea Oilfield Services	2,285,575
27,926	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	1,974,023
14,197	Core Labs Oil & Gas Reservoir Consulting	1,551,874
		28,502,235
	Germany – 3.7%
198,004	Wirecard Online Payment Processing & Risk Management	4,888,214
15,349	Rational Commercial Ovens	4,433,779
103,952	NORMA Group Clamps for Automotive & Industrial Applications	2,881,442
29,520	Dürr Automotive Plant Engineering & Associated Capital Equipment	2,645,232
21,200	Pfeiffer Vacuum Vacuum Pumps	2,583,478
190,000	TAG Immobilien Owner of Residential Properties in Germany	2,381,257
63,938	CTS Eventim Event Ticket Sales	2,252,941
17,119	Bertrandt Outsourced Engineering	1,718,754
32,968	Elringklinger Automobile Components	1,118,140
39,590	Deutsche Beteiligungs Private Equity Investment Management	1,022,315
		25,925,552
Number of Shares		Value
	France – 3.6%
54,749	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	$8,905,816
76,377	Gemalto Digital Security Solutions	6,894,158
80,595	Neopost (a) Postage Meter Machines	4,274,096
101,400	Saft Niche Battery Manufacturer	2,386,330
30,533	Norbert Dentressangle Leading European Logistics & Transport Group	2,355,655
220,933	Hi-Media (b) Online Advertiser in Europe	608,393
		25,424,448
	Switzerland – 3.6%
27,919	Partners Group Private Markets Asset Management	6,454,304
25,246	Geberit Plumbing Supplies	5,596,415
39,882	Dufry Group (b) Operates Airport Duty Free & Duty Paid Shops	5,273,678
1,622	Sika Chemicals for Construction & Industrial Applications	3,751,598
17,392	Kuehne & Nagel Freight Forwarding/Logistics	2,096,765
37,840	Zehnder Radiators & Heat Recovery Ventilation Systems	1,829,775
		25,002,535
	Sweden – 2.4%
391,803	Hexagon Design, Measurement & Visualization Software & Equipment	9,908,008
424,551	Sweco Engineering Consultants	4,765,725
69,060	Unibet European Online Gaming Operator	2,210,938
		16,884,671
	Italy – 1.3%
339,647	Pirelli Global Tire Supplier	3,913,309

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Italy – 1.3% (cont)
906,506	Geox Apparel & Shoe Maker	$2,630,991
18,467	Tod's (a) Leather Shoes & Bags	2,344,750
604,975	CIR Italian Holding Company	637,813
		9,526,863
	Denmark – 1.2%
17,589	SimCorp Software for Investment Managers	3,933,354
112,577	Novozymes Industrial Enzymes	3,195,682
21,768	Solar Technical Wholesaler of Electrical, Plumbing & HVAC Equipment	996,820
		8,125,856
	Finland – 0.6%
42,000	Vacon (b) Leading Independent Manufacturer of Variable Speed AC Drives	2,228,605
123,806	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	2,223,780
		4,452,385
	Kazakhstan – 0.6%
539,200	Halyk Savings Bank of Kazakhstan - GDR (b) Largest Retail Bank & Insurer in Kazakhstan	4,421,440
	Iceland – 0.6%
2,644,101	Marel (g)	2,083,944
1,700,000	Marel (g) Largest Manufacturer of Poultry & Fish Processing Equipment	1,874,267
		3,958,211
	Norway – 0.5%
324,911	Atea Leading Nordic IT Hardware/Software Reseller & Installation Company	3,476,199
Number of Shares		Value
	Czech Republic – 0.4%
13,679	Komercni Banka Leading Czech Universal Bank	$2,891,699
	Belgium – 0.4%
45,817	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	2,693,952
	Russia – 0.4%
123,000	Yandex (b) Search Engine for Russian & Turkish Languages	2,653,110
	Portugal – 0.3%
854,881	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	2,318,864
	Turkey – 0.1%
57,171	Bizim Toptan (b) Cash & Carry Stores in Turkey	893,386
	Total Europe	215,375,529
	Other Countries – 17.1%
	South Africa – 4.6%
122,481	Naspers Media in Africa, China, Russia & Other Emerging Markets	7,911,148
1,247,907	Coronation Fund Managers South African Fund Manager	5,842,555
233,461	Massmart Holdings General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary	5,293,176
2,001,432	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4,908,012
273,660	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	4,535,410
898,364	Northam Platinum Platinum Mining in South Africa	4,066,298
		32,556,599
	Australia – 4.2%
1,534,000	Challenger Financial Largest Annuity Provider	5,715,845

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Australia – 4.2% (cont)
5,190,000	Commonwealth Property Office Fund Australia Prime Office REIT	$5,529,084
52,595	Cochlear Cochlear Implants	4,360,103
380,000	UGL Engineering & Facilities Management	4,337,856
698,856	IAG General Insurance Provider	3,442,106
258,747	Domino's Pizza Enterprises Domino's Pizza Operator in Australia/New Zealand & France/Benelux	2,836,240
583,000	SAI Global Publishing, Certification, Compliance Services	2,590,086
193,672	Regis Resources (b) Gold Mining in Australia	1,039,329
		29,850,649
	Canada – 4.2%
147,111	CCL Industries Leading Global Label Manufacturer	6,357,999
114,076	ShawCor Oil & Gas Pipeline Products	4,471,522
315,361	CAE (a) Flight Simulator Equipment & Training Centers	3,192,606
68,908	Onex Capital Private Equity	2,900,551
57,713	AG Growth (a) Leading Manufacturer of Augers & Grain Handling Equipment	1,819,523
75,754	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Development	1,526,961
107,500	Alliance Grain Traders Global Leader in Pulse Processing & Distribution	1,411,431
204,102	Horizon North Logistics Provides Diversified Oil Service Offering in Northern Canada	1,409,652
43,500	Celtic Exploration (b) Canadian Oil & Gas Producer	1,149,708
26,123	Baytex (a) Oil & Gas Producer in Canada	1,125,860
158,516	DeeThree Exploration (b) (h)	1,032,250
119,569	DeeThree Exploration (b) Canadian Oil & Gas Producer	782,542
Number of Shares		Value
201,000	Americas Petrogas (b) Oil & Gas Exploration in Argentina, Potash in Peru	$606,213
195,271	Pan Orient (b) Asian Oil & Gas Explorer	575,193
53,000	Athabasca Oil Sands (b) Oil Sands & Unconventional Oil Development	556,801
42,800	Crew Energy (b) Canadian Oil & Gas Producer	279,252
		29,198,064
	United States – 3.1%
97,000	BioMarin Pharmaceutical (b) Biotech Focused on Orphan Diseases	4,777,250
98,540	Atwood Oceanics (b) Offshore Drilling Contractor	4,512,147
133,168	Textainer Group Holdings (a) Top International Container Leasor	4,189,465
62,263	FMC Technologies (b) Oil & Gas Well Head Manufacturer	2,666,724
47,055	World Fuel Services Global Fuel Broker	1,937,254
60,315	Rowan (b) Contract Offshore Driller	1,886,050
48,949	Hornbeck Offshore (b) Supply Vessel Operator in US Gulf of Mexico	1,680,909
		21,649,799
	Israel – 0.7%
325,559	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	3,920,754
67,000	Caesarstone (b) Quartz Countertops	1,082,050
		5,002,804
	New Zealand – 0.3%
1,077,042	Telecom NZ Primary Telecom Operator	2,038,638
	Total Other Countries	120,296,553

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

Number of Shares		Value
	Latin America – 5.5%
	Brazil – 2.9%
390,400	Localiza Rent A Car Car Rental	$7,150,183
190,000	Mills Estruturas e Servicos de Engenharia Civil Engineering & Construction	3,155,067
126,600	Multiplus Loyalty Program Operator in Brazil	2,950,599
518,200	Odontoprev Dental Insurance	2,715,646
190,000	Arcos Dorados (a) McDonald's Master Franchise for Latin America	2,272,400
1,874,848	Beadell Resources (b) Gold Mining in Brazil	1,937,092
		20,180,987
	Mexico – 1.4%
61,381	Grupo Aeroportuario del Sureste - ADR (b) Mexican Airport Operator	6,997,434
1,182,600	Genomma Lab International (b) Develops, Markets & Distributes Consumer Products	2,429,919
191,000	Herdez Processed Foods Producer & Distributor	587,201
		10,014,554
	Guatemala – 0.4%
149,458	Tahoe Resources (b) Silver Project in Guatemala	2,734,629
	Chile – 0.4%
1,282,670	Viña Concha y Toro Global Branded Wine Manufacturer	2,498,601
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (c) (h) Farmland Operator in Uruguay	2,364,109
	Argentina – 0.1%
906,000	Madalena Ventures (b) Oil & Gas Exploration in Argentina	350,669
	Colombia – %
93,224	Canacol (b) Oil Producer in South America	298,970
Number of Shares		Value
2,714,823	Gulf United Energy (b) Prospecting for Oil Alongside Large Producers in Colombia	$21,176
		320,146
	Total Latin America	38,463,695
Total Equities (Cost: $487,032,923) – 97.8%		687,365,460	(i)
Short-Term Investments – 2.0%
13,662,551	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	13,662,551
Total Short-Term Investments (Cost: $13,662,551) – 2.0%		13,662,551
Securities Lending Collateral – 2.4%
16,794,856	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (j)	16,794,856
Total Securities Lending Collateral (Cost: $16,794,856)		16,794,856
Total Investments (Cost: $517,490,330) (k) – 102.2%		717,822,867
Obligation to Return Collateral for Securities Loaned – (2.4)%		(16,794,856)
Cash and Other Assets Less Liabilities – 0.2%		1,638,652
Net Assets – 100.0%		$702,666,663

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $16,137,177.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Security is traded on a U.S. exchange.

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

(e)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the year ended December 31, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
Charles Taylor*	2,250,000	20,000	450,000	1,820,000	$4,981,701	$331,562

  * At December 31, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

(f)  A portion of this security is to be delivered on a delayed basis.

(g)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(h)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $3,396,359, which represented 0.48% of total net assets. Additional information on these securities is as follows:

Acquisition Security	Dates	Shares	Cost	Value
Union Agricultural Group	12/8/10- 6/27/12	230,870	$2,649,999	$2,364,109
DeeThree Exploration	9/7/10	158,516	413,939	1,032,250
			$3,063,938	$3,396,359

(i)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$112,361,987	16.0
Euro	97,292,425	13.8
United States Dollar	58,456,072	8.3
British Pound	51,532,137	7.3
Taiwan Dollar	45,328,181	6.5
Hong Kong Dollar	40,904,389	5.8
Other currencies less than 5% of total net assets	281,490,269	40.1
Total Equities	$687,365,460	97.8

(j)  Investment made with cash collateral received from securities lending activity.

(k)  At December 31, 2012, for federal income tax purposes, the cost of investments was $540,981,136 and net unrealized appreciation was $176,841,731 consisting of gross unrealized appreciation of $205,777,821 and gross unrealized depreciation of $28,936,090.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Statement of Investments, December 31, 2012

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$16,457,636	$296,772,047	$—	$313,229,683
Europe	4,405,472	210,970,057	—	215,375,529
Other Countries	50,897,663	69,398,890	—	120,296,553
Latin America	34,162,494	1,937,092	2,364,109	38,463,695
Total Equities	105,923,265	579,078,086	2,364,109	687,365,460
Total Short-Term Investments	13,662,551	—	—	13,662,551
Total Securities Lending Collateral	16,794,856	—	—	16,794,856
Total Investments	$136,380,672	$579,078,086	$2,364,109	$717,822,867

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In Level 1	Transfers Out Level 2	Transfers In Level 1	Transfers Out Level 2
$2,191,603	$—	$—	$2,191,603

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Wanger International

Portfolio Diversification December 31, 2012

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$62,806,418	8.9
Machinery	41,400,122	5.9
Industrial Materials & Specialty Chemicals	40,402,843	5.8
Construction	15,150,194	2.2
Conglomerates	10,089,882	1.4
Electrical Components	9,397,760	1.3
Industrial Distribution	5,538,673	0.8
Outsourcing Services	3,741,114	0.5
	188,527,006	26.8
Consumer Goods & Services
Retail	44,629,754	6.4
Food & Beverage	30,345,681	4.3
Casinos & Gaming	22,642,552	3.2
Nondurables	16,365,996	2.3
Other Consumer Services	12,073,484	1.7
Consumer Goods Distribution	8,384,105	1.2
Travel	8,331,156	1.2
Other Durable Goods	8,091,610	1.2
Apparel	6,657,817	0.9
Restaurants	6,099,228	0.9
Educational Services	3,857,354	0.5
Other Entertainment	2,252,941	0.3
Furniture & Textiles	1,082,050	0.2
	170,813,728	24.3
Information
Computer Hardware & Related Equipment	26,926,033	3.8
Mobile Communications	24,099,734	3.4
Business Software	18,814,980	2.7
Internet Related	12,964,523	1.8
Financial Processors	7,020,885	1.0
Instrumentation	6,920,583	1.0
Computer Services	5,246,869	0.8
Semiconductors & Related Equipment	4,678,383	0.7
Electronics Distribution	4,018,853	0.6
CATV	3,761,274	0.5
Telephone & Data Services	2,038,638	0.3
Satellite Broadcasting & Services	1,165,697	0.2
TV Broadcasting	956,031	0.1
Advertising	608,393	0.1
	119,220,876	17.0
	Value	Percentage of Net Assets
Finance
Insurance	$27,156,613	3.9
Banks	17,625,377	2.5
Brokerage & Money Management	13,319,173	1.9
Finance Companies	7,090,016	1.0
	65,191,179	9.3
Other Industries
Real Estate	45,644,337	6.4
Transportation	13,888,847	2.0
Regulated Utilities	3,930,987	0.6
	63,464,171	9.0
Energy & Minerals
Mining	21,986,878	3.1
Oil Services	20,439,539	2.9
Oil & Gas Producers	8,830,377	1.3
Agricultural Commodities	3,775,539	0.5
Oil Refining, Marketing & Distribution	1,974,023	0.3
	57,006,356	8.1
Health Care
Medical Equipment & Devices	9,440,533	1.3
Medical Supplies	5,362,585	0.8
Biotechnology & Drug Delivery	4,777,250	0.7
Health Care Services	3,561,776	0.5
	23,142,144	3.3
Total Equities:	687,365,460	97.8
Short-Term Investments:	13,662,551	2.0
Securities Lending Collateral:	16,794,856	2.4
Total Investments:	717,822,867	102.2
Obligation to Return Collateral for Securities Loaned:	(16,794,856)	(2.4)
Cash and Other Assets Less Liabilities:	1,638,652	0.2
Net Assets:	$702,666,663	100.0%

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments, at cost	$517,490,330
Investments, at value (including securities on loan of $16,137,177)	$717,822,867
Foreign currency (cost of $1,871,297)	1,863,186
Receivable for:
Investments sold	1,515,028
Fund shares sold	186,813
Securities lending income	21,659
Dividends	552,316
Foreign tax reclaims	479,706
Trustees' deferred compensation plan	97,936
Prepaid expenses	11,506
Other assets	33,003
Total Assets	722,584,020
Liabilities:
Collateral on securities loaned	16,794,856
Payable for:
Investments purchased	1,006,583
Fund shares repurchased	1,729,958
Investment advisory fee	52,122
Administration fee	2,861
Transfer agent fee	4
Trustees' fees	686
Custody fee	42,559
Reports to shareholders	151,774
Chief compliance officer expenses	736
Trustees' deferred compensation plan	97,936
Other liabilities	37,282
Total Liabilities	19,917,357
Net Assets	$702,666,663
Composition of Net Assets:
Paid-in capital	$461,810,268
Overdistributed net investment income	(6,555,066)
Accumulated net realized gain	47,103,274
Net unrealized appreciation (depreciation) on:
Investments	200,332,537
Foreign currency translations	(24,350)
Net Assets	$702,666,663
Fund Shares Outstanding	22,526,644
Net asset value, offering price and redemption price per share	$31.19

Statement of Operations
For the Year Ended December 31, 2012

Investment Income:
Dividend income (net foreign taxes withheld of $1,849,743)	$17,837,554
Interest income	2,014
Securities lending income, net	218,636
Total Investment Income	18,058,204
Expenses:
Investment advisory fee	6,439,202
Administration fee	353,880
Transfer agent fee	499
Trustees' fees	40,650
Custody fee	336,461
Reports to shareholders	222,523
Audit fee	80,872
Legal fees	66,231
Chief compliance officer expenses (See Note 4)	20,954
Commitment fee for line of credit (See Note 5)	4,219
Other expenses	46,005
Total Expenses	7,611,496
Advisory fee waiver (See Note 4)	(184,826)
Custody earnings credit	(26,011)
Net Expenses	7,400,659
Net Investment Income	10,657,545
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	59,347,239
Foreign currency translations	(293,590)
Forward foreign currency exchange contracts	536,207
Net realized gain	59,589,856
Net change in unrealized appreciation (depreciation) on:
Investments	63,222,289
Affiliated investments (See Note 4)	4,709,968
Foreign currency translations	(3,456)
Forward foreign currency exchange contracts	(447,630)
Foreign capital gains tax	299,433
Net change in unrealized appreciation	67,780,604
Net Gain	127,370,460
Net Increase in Net Assets from Operations	$138,028,005

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income (loss)	$10,657,545	$10,429,793
Net realized gain (loss) on:
Investments	59,347,239	72,735,230
Foreign currency translations	(293,590)	(826,730)
Forward foreign currency exchange contracts	536,207	895,678
Reimbursement from affiliate (See Note 4)	—	23,741
Net change in unrealized appreciation (depreciation) on:
Investments	63,222,289	(201,356,235)
Affiliated investments	4,709,968	(1,398,710)
Foreign currency translations	(3,456)	(240,164)
Forward foreign currency exchange contracts	(447,630)	(1,163,361)
Foreign capital gains tax	299,433	(248,488)
Net Increase (Decrease) in Net Assets from Operations	138,028,005	(121,149,246)
Distributions to Shareholders:
From net investment income	(8,399,015)	(39,660,297)
From net realized gains	(64,994,967)	(20,366,967)
Total Distributions to Shareholders	(73,393,982)	(60,027,264)
Share Transactions:
Subscriptions	19,075,946	42,767,097
Distributions reinvested	73,393,982	60,027,264
Redemptions	(136,654,538)	(165,161,101)
Net Decrease from Share Transactions	(44,184,610)	(62,366,740)
Total Increase (Decrease) in Net Assets	20,449,413	(243,543,250)
Net Assets:
Beginning of period	682,217,250	925,760,500
End of period	$702,666,663	$682,217,250
Overdistributed net investment income	$(6,555,066)	$(15,989,096)

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$28.79		$36.16		$29.68		$20.69		$44.04
Income from Investment Operations:
Net investment income	0.46		0.42		0.35		0.30		0.52
Net realized and unrealized gain (loss) on investments and foreign currency and foreign capital gains tax	5.27		(5.31)		6.93		9.61		(18.37)
Reimbursement from affiliate	—		0.00	(a)	—		—		—
Total from Investment Operations	5.73		(4.89)		7.28		9.91		(17.85)
Less Distributions to Shareholders:
From net investment income	(0.38)		(1.64)		(0.80)		(0.93)		(0.34)
From net realized gains	(2.95)		(0.84)		—		—		(5.16)
Total Distributions to Shareholders	(3.33)		(2.48)		(0.80)		(0.93)		(5.50)
Increase from regulatory settlements	—		—		—		0.01		—
Net Asset Value, End of Period	$31.19		$28.79		$36.16		$29.68		$20.69
Total Return	21.56	%(b)	(14.62	)%(b)	24.92	%(b)	49.78%		(45.60)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	1.08	%(d)	1.06	%(d)	1.07	%(d)	1.05	%(d)	1.02%
Total net expenses (e)	1.05	%(d)	1.00	%(d)	1.04	%(d)	1.05	%(d)	1.02%
Net investment income	1.51%		1.25%		1.12%		1.23%		1.67%
Portfolio turnover rate	34%		36%		32%		37%		36%
Net assets, end of period (000s)	$702,667		$682,217		$925,761		$1,442,428		$972,860

Notes to Financial Highlights

(a)  Rounds to less than $0.01 per share.

(b)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2012 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2012, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign currency exchange rate	536,207

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign currency exchange rate	(447,630)

Wanger International 2012 Annual Report

Notes to Financial Statements, continued

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	3

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2012, is included in the Statement of Operations.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from passive foreign investment company (PFIC) holdings, and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$7,175,501	$(7,175,501)	$—

Wanger International 2012 Annual Report

Notes to Financial Statements, continued

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	December 31, 2012	December 31, 2011
Ordinary Income*	$8,399,016	$40,414,180
Long-Term Capital Gains	64,994,967	19,613,084

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Gain (Loss)	Net Unrealized Appreciation (Depreciation)*
$16,308,416	$47,822,345	$—	$176,841,731

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2012, the effective investment advisory fee rate, net of fee waivers in effect during a portion of the year, was 0.88% of the Fund's average daily net assets.

For the period prior to May 1, 2012, CWAM had contractually agreed to reimburse the Fund to the extent that investment advisory fees exceeded an annual percentage of 0.83% of average daily net assets on an annualized basis. The reimbursement to the Fund for the year ended December 31, 2012 was $184,826.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2012, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares during the year. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on Page 14.

For the year ended December 31, 2012, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $180,108 and $5,049,544, respectively.

During the year ended December 31, 2011, Columbia Management reimbursed the Fund $23,741 for a loss on a trading error.

5.  Borrowing Arrangements

Effective July 23, 2012, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Prior to July 23, 2012, interest was charged at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, the commitment fee was 0.10% per annum of the unutilized line of credit.

Wanger International 2012 Annual Report

Notes to Financial Statements, continued

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2012.

Effective January 11, 2013, the committed line of credit was increased from $150 million to $200 million, under the same terms as disclosed above.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	635,020	1,268,598
Shares issued in reinvestment of dividend distributions	2,667,193	1,741,626
Less shares redeemed	(4,471,543)	(4,915,244)
Net decrease in shares outstanding	(1,169,330)	(1,905,020)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2012, were $234,671,453 and $337,060,223, respectively.

8.  Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 20.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure other than the change in borrowing arrangements (Note 5).

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2012 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2013

Wanger International 2012 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations
Dividends Received Deduction	0.22%
Capital Gain Dividend	$50,234,316
Foreign Taxes Paid	$1,488,634
Foreign Source Income	$18,447,666

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Wanger International 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 47, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust
Michelle L. Collins, 52, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007.

Maureen M. Culhane, 64, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 59, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.
John C. Heaton, 53, Trustee	2010

Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2006; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.

				Columbia Acorn Trust
Steven N. Kaplan, 53, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Wanger International 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 59, Trustee	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 56, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 59, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 78, Trustee Emeritus (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Ben Andrews, 46, Vice President	2004	Portfolio manager and/or analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None
Robert A. Chalupnik, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 1998; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None
Michael G. Clarke, 43, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, 2004 – 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None
Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – 2010.	12	None
P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	None
Fritz Kaegi, 41, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
John Kunka, 42, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	None
Stephen Kusmierczak, 45, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Joseph C. LaPalm, 43, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	None

Wanger International 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 55, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None
Louis J. Mendes III, 48, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None
Robert A. Mohn, 51, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	None
Christopher J. Olson, 48, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None
Christopher O. Petersen, 43, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.	12	None
Scott R. Plummer, 53, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since February 2012 (previously, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; senior officer, Columbia Funds and affiliated funds since 2006.

			12	None
Robert P. Scales, 60, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None
Andreas Waldburg-Wolfegg, 46, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Linda Roth-Wiszowaty, 43, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Wanger International 2012 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(2/13) 152218

Wanger International Select

2012 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2012 Annual Report

1	Understanding Your Expenses
2	Photovoltaic Electricity
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Federal Income Tax Information
20	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2012, CWAM managed $32.3 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Photovoltaic Electricity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2012 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,109.90	1,017.89	7.79	7.45	1.46	**

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

**  For the period July 1, 2012 through December 31, 2012, the Fund's annualized expense ratio based on actual expenses paid during the period was 1.46%. The Fund's expense ratio may fluctuate during the period; however, it will not exceed its annual expense cap of 1.45% for the fiscal year.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger International Select 2012 Annual Report

Photovoltaic Electricity

When the sun is directly overhead on a clear day, it casts about 1,000 watts of energy per square meter. Across the earth, in about one hour the sun provides as much energy as mankind uses from all sources during an entire year.

Photovoltaic (PV) energy, electricity generated directly from sunlight, was discovered in 1839 by Edmund Becquerel. In 1873, Willoughby Smith observed that selenium became conductive when exposed to light.1 Selenium photovoltaic cells, which convert sunlight directly into electricity, were first made in the 1870s and were later used as light meters for photography.2 But selenium cells converted at best 1% of sun power into electricity and were expensive, so their uses were limited.3

In the 1950s, Bell Laboratories began developing silicon photovoltaic cells, and succeeded in creating cells capable of converting 6% of solar power into energy. Cells were combined together into PV modules, and were originally used to recharge batteries that powered remote transmitters. PV modules using more expensive and efficient gallium arsenide were also invented, and almost immediately began to be used in space. The Vanguard I satellite in 1958 had solar capacity well under a watt.4 Capacity on satellites grew rapidly, to 1962's Telstar at 14 watts, to the early 1970's Skylab at 16,000 watts, and to today's International Space Station at more than 100,000 watts.5

In 1960, silicon solar modules were handmade and cost about $1,000 per peak watt.6 The cost of modules has declined in accordance with learning curve theory. For each doubling of cumulative production, prices generally dropped about 20% through the year 2000. The price fell to about $300 per peak watt in 1970, and then to about $3.50 in 2000.7 Module costs fell as sunlight conversion efficiency was enhanced, materials requirements were reduced and manufacturing processes were mechanized and streamlined. Other costs of PV systems, including electronics, cabling, racks, mounting hardware and installation expenses, have also been dropping, but not as quickly.

As prices fell, mass market applications developed. In the 1980s, PV systems were most often used to provide power to areas without electrical infrastructure to run irrigation pumps, illuminate schools and refrigerate medicine, for example.8 In the 1990s, PV systems began to be connected to electric grids in the developed world in order to utilize essentially pollution-free energy.9 Governments created incentives for installing and producing PV electricity in order to reduce carbon dioxide emissions and slow global warming.

In 2000, Germany passed legislation that guarantees high, 20-year payments to producers for PV-produced electricity. Payment rates on new projects decline along with the costs of photovoltaic systems. Utilities in Germany currently pay about $0.35 per kilowatt hour (kWh) for home roof-top produced PV electricity.10 As of the end of 2011, Germany was the world leader in PV energy investment with 24.8 billion peak watts of installed PV capacity, about 35% of the world total.11 Italy, which also adopted high payments for PV electricity, was second, at about 17% of world PV capacity.12 The United States, in comparison, accounted for only 5% of installed worldwide PV capacity.

As a result of the incentives in Germany and Italy, demand for photovoltaic systems surged. A shortage of polysilicon, the primary raw material for silicon solar cells, also developed. Module prices were stuck between $3 and $4 from 2000 until the second half of 2008, and profits boomed for both solar module and polysilicon makers. Manufacturing capacity consequently jumped, boosted at first by attractive profits and then by Chinese efforts to dominate world PV module production. Module prices then fell to $2 in 200913 and collapsed to as low as $0.70 by September 2012, when global manufacturing capacity equaled nearly double worldwide demand.14 Extremely competitive pricing, plus the lack of apparent technology or cost advantages, have caused losses, an industry shakeout, and poor stock performance for PV module producers.

According to the World Research Institute, by 2011 the average installed price for complete photovoltaic systems fell to $4.75 per peak watt of energy generated. Meanwhile, the price of utility-generated electricity has been rising. According to the U.S. Energy Information Administration, the average residential electricity price in the United States rose from $0.02 per kWh in 1970 to $0.08 in the year 2000 and $0.12 in 2011. The falling price of PV systems and the rising price of electricity have made PV electricity more competitive.

In the United States, 44 states have adopted net metering policies. These policies make it possible for consumers to buy PV systems, produce their own PV electricity by day and provide what they don't use into the electric grid. By night, they get electricity from the grid. Consumers are generally billed for the net amount they use. Given that solar electric production varies by hour of the day and cloud cover, and utilities need reliable supplies, utility obligations to purchase such power are capped state by state. PV electricity production, however, tends to match peak load needs, so utilities are generally buying what would otherwise be expensive peak-load power and selling cheaper off-peak power to owners of PV systems at average retail rates.

PV electricity is now competitive in areas with high electric rates, especially in places with lots of sunshine. Household electricity rates vary tremendously by location. As examples, Honolulu rates recently hit $0.34 per kWh, and the New York City area, $0.20. Worldwide electric rates vary tremendously as well, with Denmark at nearly $0.40 and Italy at about $0.30 per kWh. These prices contrast to electric rates ranging from $0.05 to $0.10 per kWh in some energy-rich states and countries.15

Peak sunshine varies by location; solar modules in Honolulu receive an average of 5.7 hours of peak sunshine per day, so each peak watt of

2

Wanger International Select 2012 Annual Report

installed solar module would generate about 1.87 kWh yearly.16 Assuming that a PV system costs $4.75 per peak watt installed, it would pay for itself in about 7.5 years based on Honolulu's electricity rates. Utilizing the current 30% federal tax credit reduces the payback period to 5.2 years.17 After the PV system pays for itself, it should provide more than 20 years of nearly free energy to its owner, as modules are designed to last 30 years, though electronics associated with them will likely need to be replaced once or twice during that period.

Honolulu is an extreme example in the United States because of its high electricity costs and its abundant sunshine. Tucson receives even more sunshine, but with approximately $0.10 kWh power prices, PV systems there have after-tax credit paybacks of nearly 16 years. New York receives about one-third less sunshine than Tucson, but due to its higher power rates, PV systems there have about 11 year paybacks.18

As of early 2012, 30 states had renewable portfolio standards, which mandate certain percentages of electricity production to be from renewable sources such as PV. Solar renewable energy credits and tax credits have also incentivized purchases of PV systems in many of those states.19 As a result, large, non-residential PV installations jumped, and recently accounted for 84% of nationwide PV capacity.20 Total new installations in the United States surged over 15-fold from 2007 to 2012, to about 3.2 billion peak watts.21

Although PV installations in the United States are rising sharply, relatively low net metered electricity prices in most of the United States makes PV electricity less competitive compared to high payment rates in other countries. Abundant and cheap shale natural gas in the United States will likely keep domestic electric rates low. With these factors in mind, despite tax incentives and renewable portfolio standards, the United States seems unlikely to become the world leader in PV electricity production.

Photovoltaic electricity production is instead more economically attractive in areas with high electricity costs. PV electricity should displace a lot of the 5% of worldwide electricity that is generated by burning costly petroleum. Also, the World Bank estimates that 1.4 billion people do not have access to electricity, and is funding billions of dollars to provide electricity to them.22 PV electricity seems like a good choice to provide power to third world locations currently lacking electricity.

Usage of photovoltaic electricity is growing rapidly from a very low base. Worldwide PV power production jumped about 86% in 2012, but accounted for just 0.25% of electric power.23 As photovoltaic costs continue to drop, fossil fuel prices rise, and concerns about carbon emissions grow, PV seems poised to achieve substantially greater shares of electricity production, helping to change the world in a favorable way.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Dunlop, James P., Photovoltaic Systems, Second Edition, (Orland Park, Illinois, American Technical Publishers, Inc., 2010), p. 5.

2  Lynn, Paul A., Electricity from Sunlight, An Introduction to Photovoltaics, (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2010), p. 13.

3  Dunlop, James P., op. cit., p. 6.

4  Ibid., p. 7.

5  Lynn, Paul A., op. cit., p. 14 and p. 168.

6  Dunlop, James P., op. cit., p. 7. Peak watts are the amount of electricity produced by photovoltaic modules when the sun is directly overhead and unobstructed.

7  Lynn, Paul A., op. cit., p. 14-16.

8  Dunlop, James P., op. cit., p. 7.

9  Lynn, Paul A., op. cit., p. 19.

10  German Feed-in Tariffs 2012, posted on the German Energy Blog. http://www.germanenergyblog.de/?page_id=8617. Accessed January 21, 2013.

11  Barua, Priya and Tawney, Letha and Weischer, Lutz, "Delivering on the Clean Energy Economy: The Role of Policy in Developing Successful Domestic Solar and Wind Industries," a Working Paper published by the World Resources Institute, November 2012, p. 16, http://www.wri.org/publication/delivering-on-the-clean-energy-economy. Accessed February 4, 2013.

12  Kaften, Cheryl, "IEA: Renewables to Rival Coal by 2035," PV Magazine.com, November 14, 2012, http://www.pv-magazine.com/news/details/beitrag/iea--renewables-to-rival-coal-by-2035_100009194/#axzz2JxkjpuqF. Accessed January 18, 2013.

13  Bazilian, Morgan, et al., "Reconsidering the Economics of Photovoltaic Power," a Working Paper published May 17, 2012, p. 3, http://www.ourenergypolicy.org/wp-content/uploads/2012/05/BNEF_re_considering_the_
economics_of_photovoltaic_power.pdf. Accessed February 4, 2013.

14  "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," Copyright 2012, SEIA (Solar Energy Industries Association)/GTM Research, p. 11, http://www.seia.org/
research-resources/us-solar-market-insight. Accessed February 4, 2013.

15  U.S. Energy Information Administration website, http://www.eia.gov/electricity/state/. Accessed January 7, 2013.

16  Assumes 10% electricity loss from line losses and conversion from direct current to alternating current.

17  $4.75 average included commercial systems; residential system costs averaged $5.21 per watt, as stated in the "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," p. 10. See footnote 14.

18  Paybacks calculated by author utilizing recently published electric rates as mentioned in essay, hours of peak sunshine per Dunlop book, 10% line and conversion losses, and the current 30% federal tax credit. Readers are advised to update data and do own calculations prior to purchasing PV systems.

19  U.S. Energy Information Administration website, http://www.eia.gov/todayinenergy/detail.cfm?id=4850. Accessed February 4, 2013.

20  Sherwood, Larry, "U.S. Solar Market Trends 2011," IREC (Interstate Renewable Energy Council, Inc.), August 2012, p. 7, http://www.irecusa.org/wp-content/uploads/
IRECSolarMarketTrends-2012-Web-8-28-12.pdf. Accessed February 4, 2013.

21  "U.S. Solar Market Insight Report," op. cit., p. 2.

22  The world bank website, http://web.worldbank.org/WBSITE/
EXTERNAL/TOPICS/EXTENERGY2/
0,,contentMDK:22855502~pagePK:210058~piPK:210062
~theSitePK:4114200,00.html. Accessed February 4, 2013.

23  Carr, Geoffrey, "Science and Technology: Sunny Uplands," The Economist, November 13, 2012, 2:22, http://www.economist.com/news/21566414-alternative-energy-will-no-longer-be-alternative-sunny-uplands. Accessed February 4, 2013.

3

Wanger International Select 2012 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger International Select ended 2012 up 22.00%, outperforming the 16.78% return of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. The Fund is managed with a preference for quality, high cash flow and dividend yield, strong balance sheet, and less cyclical businesses. This style generally does well in more difficult or lower growth periods and served Fund shareholders well for three-quarters of the year. This style can lag when the market takes a euphoric turn, however, either due to unexpectedly loose monetary policy or strong economic growth. The fourth quarter of 2012 was certainly one of those times. Investors globally became more optimistic about economic growth as the market felt the effect of significant monetary stimulus in the United States and Japan.

Jupiter Telecommunications, the largest cable service provider in Japan, was a strong contributor to Fund performance in 2012, ending the year up nearly 30%. We opted to sell the Fund's position as the gain was driven by the decision of the two largest shareholders to purchase the company and take it private. Far EasTone Telecom, a Taiwanese mobile device operator, was up 41% for the annual period, as the company continued to benefit from growing smartphone sales and data usage. Hexagon, a Swedish software developer, rose 71% during the annual period thanks to its continued investment in higher-quality and automated manufacturing. German online payment processor Wirecard's 54% annual return was driven by a continuation of strong on-line payment growth, as consumers become more comfortable doing business over the Internet.

Singaporean industrial property landlords Ascendas REIT, Mapletree Industrial Trust and Mapletree Logistics Trust ended the year with annual gains ranging from 44% to 53%. While these stocks cooled at year end due to investor preference for more cyclical stocks, the strong economic outlook for Singapore and the REITs' high-dividend yields drove returns throughout most of the year.

Other annual winners included Fresnillo, a silver and gold miner in Mexico, up 42% for the year. Rand Merchant Insurance, a South African Insurance company, enjoyed renewed strength in the second half of the year on continued strong results. Its stock was up 57% for the year. Japan's Seven Bank, a provider of ATM processing services, ended the year up 40% as its ATM expansion within Japan continued to boost profits.

The Fund's largest detractor from performance was Japanese online apparel retailer Start Today, off 40% for the year. The stock fell on a slowdown in revenue growth. Adcock Ingram Holdings fell 19% during the annual period. This

South African manufacturer of pharmaceuticals and medical supplies suffered from increasing price competition, and we elected to sell the stock out of the portfolio.

The Fund saw a reversal in the performance of its mining stocks late in the period, which diluted annual returns. Eight of the Fund's 15 largest detractors to annual performance were mining stocks or were tied to that industry. Allied Nevada Gold and Alamos Gold were added to the Fund in the fourth quarter, but at period end were down 24% and 13%, respectively. UGL, an engineering and facilities management company in Australia, fell 10% on the back of a slowdown in the mining services industry in Australia.

We believe that the main question going into 2013 is the sustainability of the current rally. Have we sufficiently solved many of our economic and financial problems? Is it enough to get the global economy back on the track of sustainable growth? While I remain skeptical, these are questions that bear further serious consideration and I will continue to reassess the Fund's current positioning to determine whether or not changes to the portfolio are warranted.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Far EasTone Telecom	6.8%
Ascendas REIT	6.5
Fresnillo	5.6
Mapletree Industrial Trust	4.5
Seven Bank	3.7
Mapletree Logistics Trust	2.9
Alamos Gold	2.8
Wirecard	2.2
Start Today	2.1
Allied Nevada Gold	2.1
Rand Merchant Insurance	1.9
UGL	1.5
Hexagon	1.3

4

Wanger International Select 2012 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2012, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/12

1. Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.8%
2. Ascendas REIT (Singapore) Industrial Property Landlord	6.5
3. Fresnillo (Mexico) Silver & Metal Byproduct Mining in Mexico	5.6
4. Goldcorp (Canada) Gold Mining	4.6
5. Mapletree Industrial Trust (Singapore) Industrial Property Landlord	4.5
6. Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	4.4
7. Challenger Financial (Australia) Largest Annuity Provider	3.8
8. Seven Bank (Japan) ATM Processing Services	3.7
9. Commonwealth Property Office Fund (Australia) Australia Prime Office REIT	3.5
10. Mapletree Logistics Trust (Singapore) Industrial Property Landlord	2.9

Top 5 Countries

As a percentage of net assets, as of 12/31/12

Singapore	13.9%
Taiwan	13.1
Australia	11.2
Canada	8.5
Japan	9.2

Results as of December 31, 2012

	4th quarter	1 year	5 years	10 years
Wanger International Select	-1.69%	22.00%	-0.19%	12.86%
S&P Developed Ex-U.S. Between $2B and $10B Index*	5.35	16.78	-1.86	11.17
MSCI EAFE Index	6.57	17.32	-3.69	8.21
Lipper Variable Underlying International Growth Funds Index	6.07	19.17	-2.70	8.41

*The Fund's primary benchmark.

NAV as of 12/31/12: $19.83

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.40% is stated as of the Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International Select 2012 Annual Report

Wanger International Select

Statement of Investments, December 31, 2012

Number of Shares		Value
	Equities – 90.5%
	Asia – 41.3%
	Singapore – 13.9%
830,000	Ascendas REIT Industrial Property Landlord	$1,624,244
1,000,000	Mapletree Industrial Trust Industrial Property Landlord	1,116,590
765,000	Mapletree Logistics Trust Industrial Property Landlord	719,974
		3,460,808
	Taiwan – 13.1%
660,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	1,685,230
295,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	1,090,189
236,000	CTCI Corp International Engineering Firm	468,854
		3,244,273
	Japan – 9.2%
344,000	Seven Bank ATM Processing Services	907,400
57,117	Start Today (a) Online Japanese Apparel Retailer	528,745
12,000	Miraca Holdings Outsourced Lab Testing, Diagnostic Equipment & Reagents	483,849
3,700	FP Corporation Disposable Food Trays & Containers	246,146
7,200	Park24 Parking Lot Operator	113,709
		2,279,849
	Indonesia – 2.9%
728,400	Archipelago Resources (a) (b) Gold Mining Projects in Indonesia, Vietnam & the Philippines	709,950
	Korea – 1.1%
10,100	Hite Jinro (b) Beer & Spirits Manufacturer	286,730
	China Prc – 1.1%
196,000	Want Want Chinese Branded Consumer Food Company	274,675
	Total Asia	10,256,285
Number of Shares		Value
	Other Countries – 29.1%
	Australia – 11.2%
250,000	Challenger Financial Largest Annuity Provider	$931,526
806,000	Commonwealth Property Office Fund Australia Prime Office REIT	858,659
84,000	IAG General Insurance Provider	413,729
32,000	UGL Engineering & Facilities Management	365,293
37,134	Regis Resources (b) Gold Mining in Australia	199,278
		2,768,485
	Canada – 8.5%
31,000	Goldcorp Gold Mining	1,137,700
39,000	Alamos Gold Gold Mining	684,176
6,800	CCL Industries Leading Global Label Manufacturer	293,890
		2,115,766
	United States – 3.7%
17,000	Allied Nevada Gold (b) Gold & Silver Mining	512,210
5,000	Atwood Oceanics (b) Offshore Drilling Contractor	228,950
3,600	SM Energy Oil & Gas Producer	187,956
		929,116
	South Africa – 3.6%
196,898	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	482,843
6,500	Naspers Media in Africa, China, Russia & Other Emerging Markets	419,840
		902,683
	New Zealand – 1.1%
145,000	Telecom NZ Primary Telecom Operator	274,458

See accompanying notes to financial statements.
6

Wanger International Select 2012 Annual Report

Wanger International Select

Statement of Investments, December 31, 2012

Number of Shares		Value
	Israel – 1.0%
20,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	$240,863
	Total Other Countries	7,231,371
	Europe – 10.6%
	United Kingdom – 2.5%
29,000	JLT Group International Business Insurance Broker	375,559
5,000	Intertek Group Testing, Inspection, Certification Services	253,984
		629,543
	Germany – 2.3%
22,500	Wirecard Online Payment Processing & Risk Management	555,467
	Sweden – 1.3%
12,700	Hexagon Design, Measurement & Visualization Software & Equipment	321,161
	Switzerland – 1.2%
1,270	Partners Group Private Markets Asset Management	293,598
	Iceland – 1.1%
252,000	Marel Largest Manufacturer of Poultry & Fish Processing Equipment	277,833
	France – 1.1%
3,000	Gemalto Digital Security Solutions	270,794
	Netherlands – 1.1%
11,496	Imtech Technical Installation & Maintenance	267,018
	Total Europe	2,615,414
	Latin America – 9.5%
	Mexico – 5.6%
45,500	Fresnillo Silver & Metal Byproduct Mining in Mexico	1,395,556
Number of Shares		Value
	Guatemala – 2.6%
35,000	Tahoe Resources (b) Silver Project in Guatemala	$640,394
	Brazil – 0.7%
171,372	Beadell Resources (b) Gold Mining in Brazil	177,062
	Uruguay – 0.5%
13,068	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	133,816
	Colombia – 0.1%
120,000	Santa Maria Petroleum (b) (c) Explores for Oil & Gas in Latin America	9,844
	Total Latin America	2,356,672
Total Equities (Cost: $18,595,107) – 90.5%		22,459,742	(e)
Investment Funds – 1.6%
18,600	Central Fund of Canada Allocated Gold & Silver Closed End Fund	391,158
Total Investment Funds (Cost: $437,893) – 1.6%		391,158
Short-Term Investments – 8.1%
2,018,081	J.P. Morgan U.S. Government Money Market Fund – Agency Shares (7 day yield of 0.01%)	2,018,081
Total Short-Term Investments (Cost: $2,018,081) – 8.1%		2,018,081
Securities Lending Collateral – 1.8%
456,280	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	456,280
Total Securities Lending Collateral (Cost: $456,280) – 1.8%		456,280
Total Investments (Cost: $21,507,361) (g) – 102.0%		25,325,261

See accompanying notes to financial statements.
7

Wanger International Select 2012 Annual Report

Wanger International Select

Statement of Investments, December 31, 2012

Value
Obligation to Return Collateral for Securities Loaned – (1.8)%	(456,280)
Cash and Other Assets Less Liabilities – (0.2)%	(52,784)
Net Assets – 100.0%	$24,816,197

REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $431,505.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $143,660, which represented 0.58% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	13,068	$150,000	$133,816
Santa Maria Petroleum	1/14/11	120,000	151,653	9,844
			$301,653	$143,660

(d)  Illiquid security.

(e)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$3,460,808	13.9
Taiwan Dollar	3,244,273	13.1
Australia Dollar	2,945,546	11.9
British Pound	2,735,048	11.0
United States Dollar	2,591,790	10.4
Japanese Yen	2,279,849	9.2
Canadian Dollar	1,628,304	6.6
Other currencies less than 5% of total net assets	3,965,282	16.0
Total Equities	$22,850,900	92.1

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2012, for federal income tax purposes, the cost of investments was $22,884,890 and net unrealized appreciation was $2,440,371 consisting of gross unrealized appreciation of $3,399,654 and gross unrealized depreciation of $959,283.

  At December 31, 2012, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	ZAR	12,134,220	$1,400,000	1/15/13	$(28,823)

  The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

  USD = United States Dollar

  ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive

See accompanying notes to financial statements.
8

Wanger International Select 2012 Annual Report

Wanger International Select

Statement of Investments, December 31, 2012

information or approval of other valuation related actions and to review the appropriateness of the policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$10,256,285	$—	$10,256,285
Other Countries	3,044,882	4,186,489	—	7,231,371
Europe	—	2,615,414	—	2,615,414
Latin America	640,394	1,582,462	133,816	2,356,672
Total Equities	3,685,276	18,640,650	133,816	22,459,742
Total Investment Funds	391,158	—	—	391,158
Total Short-Term Investments	2,018,081	—	—	2,018,081
Total Securities Lending Collateral	456,280	—	—	456,280
Total Investments	$6,550,795	$18,640,650	$133,816	$25,325,261
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(28,823)	—	(28,823)
Total Investments	$6,550,795	$18,611,827	$133,816	$25,296,438

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
9

Wanger International Select 2012 Annual Report

Wanger International Select

Portfolio Diversification

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Energy & Minerals
Mining	$5,456,324	22.0
Oil Services	228,950	0.9
Oil & Gas Producers	197,800	0.8
Agricultural Commodities	133,816	0.5
	6,016,890	24.2
Information
Mobile Communications	2,775,418	11.2
Financial Processors	555,468	2.2
Internet Related	419,840	1.7
Business Software	321,161	1.3
Telephone & Data Services	274,458	1.1
Computer Hardware & Related Equipment	270,795	1.1
	4,617,140	18.6
Other Industries
Real Estate	4,319,468	17.4
	4,319,468	17.4
Finance
Insurance	2,203,658	8.9
Banks	907,400	3.7
Brokerage & Money Management	293,598	1.2
	3,404,656	13.8
	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$1,000,004	4.0
Industrial Materials & Specialty Chemicals	487,008	2.0
Construction	468,854	1.9
Machinery	277,833	1.1
	2,233,699	9.0
Consumer Goods & Services
Food & Beverage	561,405	2.3
Retail	528,745	2.1
Nondurables	293,890	1.2
	1,384,040	5.6
Health Care
Health Care Services	483,849	1.9
	483,849	1.9
Total Equities:	22,459,742	90.5
Investment Funds:	391,158	1.6
Short-Term Investments:	2,018,081	8.1
Securities Lending Collateral:	456,280	1.8
Total Investments:	25,325,261	102.0
Obligation to Return Collateral for Securities Loaned:	(456,280)	(1.8)
Cash and Other Assets Less Liabilities:	(52,784)	(0.2)
Net Assets:	$24,816,197	100.0

See accompanying notes to financial statements.
10

Wanger International Select 2012 Annual Report

Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments, at cost	$21,507,361
Investments, at value (including securities on loan of $431,505)	$25,325,261
Foreign currency (cost of $4)	4
Receivable for:
Fund shares sold	30,911
Securities lending income	895
Dividends	18,748
Foreign tax reclaims	15,061
Prepaid expenses	416
Total Assets	25,391,296
Liabilities:
Collateral on securities loaned	456,280
Unrealized depreciation on forward foreign currency exchange contracts	28,823
Payable for:
Investments purchased	38,269
Fund shares repurchased	8,570
Investment advisory fee	1,889
Administration fee	101
Transfer agent fee	1
Trustees' fees	5,858
Custody fee	4,322
Reports to shareholders	10,953
Chief compliance officer expenses	26
Other liabilities	20,007
Total Liabilities	575,099
Net Assets	$24,816,197
Composition of Net Assets:
Paid-in capital	$20,248,032
Overdistributed net investment income	(60,591)
Accumulated net realized gain	839,961
Net unrealized appreciation (depreciation) on:
Investments	3,817,900
Foreign currency translations	(282)
Forward foreign currency exchange contracts	(28,823)
Net Assets	$24,816,197
Fund Shares Outstanding	1,251,212
Net asset value, offering price and redemption price per share	$19.83

Statement of Operations
For the Year Ended December 31, 2012

Investment Income:
Dividend income (net foreign taxes withheld of $87,073)	$747,711
Interest income	337
Securities lending income, net	2,438
Total Investment Income	750,486
Expenses:
Investment advisory fee	236,056
Administration fee	12,556
Transfer agent fee	169
Trustees' fees	3,193
Custody fee	31,342
Reports to shareholders	26,517
Audit fee	42,583
Legal fees	2,332
Chief compliance officer expenses (See Note 4)	743
Commitment fee for line of credit (See Note 5)	139
Other expenses	2,370
Total Expenses	358,000
Custody earnings credit	(2,092)
Net Expenses	355,908
Net Investment Income	394,578
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	2,993,706
Foreign currency translations	(10,501)
Forward foreign currency exchange contracts	(13,334)
Net realized gain	2,969,871
Net change in unrealized appreciation (depreciation) on:
Investments	1,544,427
Foreign currency translations	549
Forward foreign currency exchange contracts	37,539
Net change in unrealized appreciation	1,582,515
Net Gain	4,552,386
Net Increase in Net Assets from Operations	$4,946,964

See accompanying notes to financial statements.
11

Wanger International Select 2012 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income (loss)	$394,578	$220,652
Net realized gain (loss) on:
Investments	2,993,706	3,494,930
Foreign currency translations	(10,501)	(69,494)
Forward foreign currency exchange contracts	(13,334)	94,951
Net change in unrealized appreciation (depreciation) on:
Investments	1,544,427	(6,475,520)
Foreign currency translations	549	(1,738)
Forward foreign currency exchange contracts	37,539	(66,362)
Net Increase (Decrease) in Net Assets from Operations	4,946,964	(2,802,581)
Distributions to Shareholders:
From net investment income	(278,945)	(419,969)
Share Transactions:
Subscriptions	1,426,353	1,422,889
Distributions reinvested	278,945	419,969
Redemptions	(5,575,629)	(6,270,862)
Net Decrease from Share Transactions	(3,870,331)	(4,428,004)
Total Increase (Decrease) in Net Assets	797,688	(7,650,554)
Net Assets:
Beginning of period	24,018,509	31,669,063
End of period	$24,816,197	$24,018,509
Overdistributed net investment income	$(60,591)	$(351,545)

See accompanying notes to financial statements.
12

Wanger International Select 2012 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$16.44		$18.57		$15.42		$12.01		$28.07
Income from Investment Operations:
Net investment income	0.29		0.14		0.09		0.10		0.21
Net realized and unrealized gain (loss) on investments and foreign currency	3.32		(1.99)		3.28		3.71		(10.31)
Total from Investment Operations	3.61		(1.85)		3.37		3.81		(10.10)
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.28)		(0.22)		(0.40)		(0.09)
From net realized gains	—		—		—		—		(5.87)
Total Distributions to Shareholders	(0.22)		(0.28)		(0.22)		(0.40)		(5.96)
Net Asset Value, End of Period	$19.83		$16.44		$18.57		$15.42		$12.01
Total Return	22.00%		(10.11	)%(a)	22.09%		32.92	%(a)	(44.35)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	1.43	%(c)	1.45	%(c)	1.38	%(c)	1.49%		1.24%
Total net expenses (d)	1.42	%(c)	1.40	%(c)	1.38	%(c)	1.45%		1.24%
Net investment income	1.57%		0.77%		0.57%		0.75%		1.10%
Portfolio turnover rate	58%		44%		37%		62%		68%
Net assets, end of period (000s)	$24,816		$24,019		$31,669		$31,454		$29,604

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger International Select 2012 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign currency exchange rate	Unrealized depreciation on forward foreign currency exchange contracts	(28,823)

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign currency exchange rate	(13,334)

14

Wanger International Select 2012 Annual Report

Notes to Financial Statements, continued

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign currency exchange rate	37,539

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	24

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2012, is included in the Statement of Operations.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from foreign currency transactions and passive foreign

15

Wanger International Select 2012 Annual Report

Notes to Financial Statements, continued

investment company (PFIC) holdings were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$175,321	$(175,321)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	December 31, 2012	December 31, 2011
Ordinary Income*	$278,945	$419,969

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Gain (Loss)	Net Unrealized Appreciation (Depreciation)*
$1,263,128	$870,214	$—	$2,440,371

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The value of capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2012, was $1,870,724.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2012, the effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2013, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. For the year ended December 31, 2012, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2012, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2012, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $34,172 and $0, respectively.

5.  Borrowing Arrangements

Effective July 23, 2012, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

16

Wanger International Select 2012 Annual Report

Notes to Financial Statements, continued

Prior to July 23, 2012, interest was charged at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, the commitment fee was 0.10% per annum of the unutilized line of credit.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2012.

Effective January 11, 2013, the committed line of credit was increased from $150 million to $200 million, under the same terms as disclosed above.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	77,088	76,620
Shares issued in reinvestment of dividend distributions	14,145	23,263
Less shares redeemed	(301,238)	(344,326)
Net decrease in shares outstanding	(210,005)	(244,443)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2012, were $13,521,575 and $16,928,476, respectively.

8.  Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 93.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure other than the change in borrowing arrangements (Note 5).

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

17

Wanger International Select 2012 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2013

18

Wanger International Select 2012 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations
Dividends Received Deduction	0.02%
Capital Gain Dividend	$913,725
Foreign Taxes Paid	$58,969
Foreign Source Income	$796,193

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

19

Wanger International Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 47, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust
Michelle L. Collins, 52, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007.

Maureen M. Culhane, 64, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 59, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.
John C. Heaton, 53, Trustee	2010

Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2006; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.

				Columbia Acorn Trust
Steven N. Kaplan, 53, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

20

Wanger International Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 59, Trustee	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 56, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 59, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 78, Trustee Emeritus (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Ben Andrews, 46, Vice President	2004	Portfolio manager and/or analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None
Robert A. Chalupnik, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 1998; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None
Michael G. Clarke, 43, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, 2004 – 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None
Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – 2010.	12	None
P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	None
Fritz Kaegi, 41, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
John Kunka, 42, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	None
Stephen Kusmierczak, 45, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Joseph C. LaPalm, 43, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	None

21

Wanger International Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 55, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None
Louis J. Mendes III, 48, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None
Robert A. Mohn, 51, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	None
Christopher J. Olson, 48, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None
Christopher O. Petersen, 43, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.	12	None
Scott R. Plummer, 53, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since February 2012 (previously, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; senior officer, Columbia Funds and affiliated funds since 2006.

			12	None
Robert P. Scales, 60, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None
Andreas Waldburg-Wolfegg, 46, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Linda Roth-Wiszowaty, 43, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

22

Wanger International Select 2012 Annual Report

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23

Wanger International Select 2012 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

24

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(2/13) 152222

Wanger Select

2012 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2012 Annual Report

1	Understanding Your Expenses
2	Photovoltaic Electricity
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Federal Income Tax Information
19	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2012, CWAM managed $32.3 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Photovoltaic Electricity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2012 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,090.70	1,020.77	4.70	4.55	0.89

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger Select 2012 Annual Report

Photovoltaic Electricity

When the sun is directly overhead on a clear day, it casts about 1,000 watts of energy per square meter. Across the earth, in about one hour the sun provides as much energy as mankind uses from all sources during an entire year.

Photovoltaic (PV) energy, electricity generated directly from sunlight, was discovered in 1839 by Edmund Becquerel. In 1873, Willoughby Smith observed that selenium became conductive when exposed to light.1 Selenium photovoltaic cells, which convert sunlight directly into electricity, were first made in the 1870s and were later used as light meters for photography.2 But selenium cells converted at best 1% of sun power into electricity and were expensive, so their uses were limited.3

In the 1950s, Bell Laboratories began developing silicon photovoltaic cells, and succeeded in creating cells capable of converting 6% of solar power into energy. Cells were combined together into PV modules, and were originally used to recharge batteries that powered remote transmitters. PV modules using more expensive and efficient gallium arsenide were also invented, and almost immediately began to be used in space. The Vanguard I satellite in 1958 had solar capacity well under a watt.4 Capacity on satellites grew rapidly, to 1962's Telstar at 14 watts, to the early 1970's Skylab at 16,000 watts, and to today's International Space Station at more than 100,000 watts.5

In 1960, silicon solar modules were handmade and cost about $1,000 per peak watt.6 The cost of modules has declined in accordance with learning curve theory. For each doubling of cumulative production, prices generally dropped about 20% through the year 2000. The price fell to about $300 per peak watt in 1970, and then to about $3.50 in 2000.7 Module costs fell as sunlight conversion efficiency was enhanced, materials requirements were reduced and manufacturing processes were mechanized and streamlined. Other costs of PV systems, including electronics, cabling, racks, mounting hardware and installation expenses, have also been dropping, but not as quickly.

As prices fell, mass market applications developed. In the 1980s, PV systems were most often used to provide power to areas without electrical infrastructure to run irrigation pumps, illuminate schools and refrigerate medicine, for example.8 In the 1990s, PV systems began to be connected to electric grids in the developed world in order to utilize essentially pollution-free energy.9 Governments created incentives for installing and producing PV electricity in order to reduce carbon dioxide emissions and slow global warming.

In 2000, Germany passed legislation that guarantees high, 20-year payments to producers for PV-produced electricity. Payment rates on new projects decline along with the costs of photovoltaic systems. Utilities in Germany currently pay about $0.35 per kilowatt hour (kWh) for home roof-top produced PV electricity.10 As of the end of 2011, Germany was the world leader in PV energy investment with 24.8 billion peak watts of installed PV capacity, about 35% of the world total.11 Italy, which also adopted high payments for PV electricity, was second, at about 17% of world PV capacity.12 The United States, in comparison, accounted for only 5% of installed worldwide PV capacity.

As a result of the incentives in Germany and Italy, demand for photovoltaic systems surged. A shortage of polysilicon, the primary raw material for silicon solar cells, also developed. Module prices were stuck between $3 and $4 from 2000 until the second half of 2008, and profits boomed for both solar module and polysilicon makers. Manufacturing capacity consequently jumped, boosted at first by attractive profits and then by Chinese efforts to dominate world PV module production. Module prices then fell to $2 in 200913 and collapsed to as low as $0.70 by September 2012, when global manufacturing capacity equaled nearly double worldwide demand.14 Extremely competitive pricing, plus the lack of apparent technology or cost advantages, have caused losses, an industry shakeout, and poor stock performance for PV module producers.

According to the World Research Institute, by 2011 the average installed price for complete photovoltaic systems fell to $4.75 per peak watt of energy generated. Meanwhile, the price of utility-generated electricity has been rising. According to the U.S. Energy Information Administration, the average residential electricity price in the United States rose from $0.02 per kWh in 1970 to $0.08 in the year 2000 and $0.12 in 2011. The falling price of PV systems and the rising price of electricity have made PV electricity more competitive.

In the United States, 44 states have adopted net metering policies. These policies make it possible for consumers to buy PV systems, produce their own PV electricity by day and provide what they don't use into the electric grid. By night, they get electricity from the grid. Consumers are generally billed for the net amount they use. Given that solar electric production varies by hour of the day and cloud cover, and utilities need reliable supplies, utility obligations to purchase such power are capped state by state. PV electricity production, however, tends to match peak load needs, so utilities are generally buying what would otherwise be expensive peak-load power and selling cheaper off-peak power to owners of PV systems at average retail rates.

PV electricity is now competitive in areas with high electric rates, especially in places with lots of sunshine. Household electricity rates vary tremendously by location. As examples, Honolulu rates recently hit $0.34 per kWh, and the New York City area, $0.20. Worldwide electric rates vary tremendously as well, with Denmark at nearly $0.40 and Italy at about $0.30 per kWh. These prices contrast to electric rates ranging from $0.05 to $0.10 per kWh in some energy-rich states and countries.15

Peak sunshine varies by location; solar modules in Honolulu receive an average of 5.7 hours of peak sunshine per day, so each peak watt of

2

Wanger Select 2012 Annual Report

installed solar module would generate about 1.87 kWh yearly.16 Assuming that a PV system costs $4.75 per peak watt installed, it would pay for itself in about 7.5 years based on Honolulu's electricity rates. Utilizing the current 30% federal tax credit reduces the payback period to 5.2 years.17 After the PV system pays for itself, it should provide more than 20 years of nearly free energy to its owner, as modules are designed to last 30 years, though electronics associated with them will likely need to be replaced once or twice during that period.

Honolulu is an extreme example in the United States because of its high electricity costs and its abundant sunshine. Tucson receives even more sunshine, but with approximately $0.10 kWh power prices, PV systems there have after-tax credit paybacks of nearly 16 years. New York receives about one-third less sunshine than Tucson, but due to its higher power rates, PV systems there have about 11 year paybacks.18

As of early 2012, 30 states had renewable portfolio standards, which mandate certain percentages of electricity production to be from renewable sources such as PV. Solar renewable energy credits and tax credits have also incentivized purchases of PV systems in many of those states.19 As a result, large, non-residential PV installations jumped, and recently accounted for 84% of nationwide PV capacity.20 Total new installations in the United States surged over 15-fold from 2007 to 2012, to about 3.2 billion peak watts.21

Although PV installations in the United States are rising sharply, relatively low net metered electricity prices in most of the United States makes PV electricity less competitive compared to high payment rates in other countries. Abundant and cheap shale natural gas in the United States will likely keep domestic electric rates low. With these factors in mind, despite tax incentives and renewable portfolio standards, the United States seems unlikely to become the world leader in PV electricity production.

Photovoltaic electricity production is instead more economically attractive in areas with high electricity costs. PV electricity should displace a lot of the 5% of worldwide electricity that is generated by burning costly petroleum. Also, the World Bank estimates that 1.4 billion people do not have access to electricity, and is funding billions of dollars to provide electricity to them.22 PV electricity seems like a good choice to provide power to third world locations currently lacking electricity.

Usage of photovoltaic electricity is growing rapidly from a very low base. Worldwide PV power production jumped about 86% in 2012, but accounted for just 0.25% of electric power.23 As photovoltaic costs continue to drop, fossil fuel prices rise, and concerns about carbon emissions grow, PV seems poised to achieve substantially greater shares of electricity production, helping to change the world in a favorable way.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Dunlop, James P., Photovoltaic Systems, Second Edition, (Orland Park, Illinois, American Technical Publishers, Inc., 2010), p. 5.

2  Lynn, Paul A., Electricity from Sunlight, An Introduction to Photovoltaics, (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2010), p. 13.

3  Dunlop, James P., op. cit., p. 6.

4  Ibid., p. 7.

5  Lynn, Paul A., op. cit., p. 14 and p. 168.

6  Dunlop, James P., op. cit., p. 7. Peak watts are the amount of electricity produced by photovoltaic modules when the sun is directly overhead and unobstructed.

7  Lynn, Paul A., op. cit., p. 14-16.

8  Dunlop, James P., op. cit., p. 7.

9  Lynn, Paul A., op. cit., p. 19.

10  German Feed-in Tariffs 2012, posted on the German Energy
Blog. http://www.germanenergyblog.de/?page_id=8617.
Accessed January 21, 2013.

11  Barua, Priya and Tawney, Letha and Weischer, Lutz, "Delivering on the Clean Energy Economy: The Role of Policy in Developing Successful Domestic Solar and Wind Industries," a Working Paper published by the World Resources Institute, November 2012, p. 16,
http://www.wri.org/publication/delivering-on-the-clean-
energy-economy. Accessed February 4, 2013.

12  Kaften, Cheryl, "IEA: Renewables to Rival Coal by 2035," PV
Magazine.com, November 14, 2012, http://www.pv-
magazine.com/news/details/beitrag/iea--renewables-to-
rival-coal-by-2035_100009194/#axzz2JxkjpuqF. Accessed January 18, 2013.

13  Bazilian, Morgan, et al., "Reconsidering the Economics of Photovoltaic Power," a Working Paper published May 17, 2012, p. 3, http://www.ourenergypolicy.org/wp-
content/uploads/2012/05/BNEF_re_considering_the_
economics_of_photovoltaic_power.pdf. Accessed February 4, 2013.

14  "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," Copyright 2012, SEIA (Solar Energy Industries Association)/GTM Research, p. 11, http://www.seia.org/
research-resources/us-solar-market-insight. Accessed February 4, 2013.

15  U.S. Energy Information Administration website, http://www.eia.gov/electricity/state/. Accessed January 7, 2013.

16  Assumes 10% electricity loss from line losses and conversion from direct current to alternating current.

17  $4.75 average included commercial systems; residential system costs averaged $5.21 per watt, as stated in the "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," p. 10. See footnote 14.

18  Paybacks calculated by author utilizing recently published electric rates as mentioned in essay, hours of peak sunshine per Dunlop book, 10% line and conversion losses, and the current 30% federal tax credit. Readers are advised to update data and do own calculations prior to purchasing PV systems.

19  U.S. Energy Information Administration website,
http://www.eia.gov/todayinenergy/detail.cfm?id=4850.
Accessed February 4, 2013.

20  Sherwood, Larry, "U.S. Solar Market Trends 2011," IREC (Interstate Renewable Energy Council, Inc.), August 2012,
p. 7, http://www.irecusa.org/wp-content/uploads/
IRECSolarMarketTrends-2012-Web-8-28-12.pdf. Accessed
February 4, 2013.

21  "U.S. Solar Market Insight Report," op. cit., p. 2.

22  The world bank website, http://web.worldbank.org/WBSITE/
EXTERNAL/TOPICS/EXTENERGY2/
0,,contentMDK:22855502~pagePK:210058~piPK:210062
~theSitePK:4114200,00.html. Accessed February 4, 2013.

23  Carr, Geoffrey, "Science and Technology: Sunny Uplands," The Economist, November 13, 2012, 2:22,
http://www.economist.com/news/21566414-alternative-
energy-will-no-longer-be-alternative-sunny-uplands. Accessed February 4, 2013.

3

Wanger Select 2012 Annual Report

Performance Review Wanger Select

Ben Andrews Lead Portfolio Manager	Robert A. Chalupnik Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger Select gained 18.46% in 2012, outperforming the 17.88% gain of its primary benchmark, the S&P MidCap 400 Index. This compares to a 16.00% gain in the large-cap S&P 500 Index.

We've mentioned previously the repositioning of the Fund into more core growth companies. We believe this repositioning contributed to the solid returns we experienced this year, as most of the Fund's core growth stocks outperformed its riskier opportunistic holdings (which usually have turnaround characteristics). Though such opportunistic holdings cost the Fund some performance in 2012, we still believe in using this strategy within the Fund, but to a lesser degree. When the Fund makes investments in opportunistic stocks, we have typically sought to purchase the stocks at historic low valuations, such as on a multiple of revenue or cash on their balance sheet. If the turnaround took longer than we anticipated or if we were wrong and it never happened, the already low valuation could serve to lower the risk that the Fund would experience a substantial principle loss from the investment. We believe the risk of principle loss has increased, however, since the end of 2009, as the economy has grown slowly and money flows into the equity market have been continuously negative. In particular, with money continuing to flow out of stocks, we have seen valuation compression in the Fund's opportunistic stocks in cases where we believe the market was less certain of their future turnaround. As a result, we lost capital in opportunistic stocks where our analysis or timing was incorrect. Therefore, it is particularly crucial that we are correct in our analysis and timing before making an investment in an opportunistic stock in today's market environment.

Co-portfolio manager Rob Chalupnik has played a key role in the repositioning of the Fund into more core growth names. Two stocks that Rob selected for the Fund's portfolio were top contributors to performance for the year. Ryman Hospitality Properties and Ametek added over 3.6% of portfolio performance. Ryman Hospitality Properties, formerly Gaylord Entertainment, runs convention hotel properties and was up 95% in the year as travel picked up in the United States and as a result of its conversion to a real estate investment trust. Ametek, a global manufacturer of aerospace and industrial instruments, gained market share in a soft economy and enjoyed a 34% annual gain.

Financials were also a strong driver of portfolio performance in 2012. Discover Financial Services, which offers the Discover Card, and CNO Financial Group, a provider of life, long-term care and medical supplemental insurance, were up 62% and 49%, respectively, for the year and added over 5.8% of portfolio performance.

Energy stocks detracted from the Fund's performance, with six energy names costing the Fund nearly 3% of performance for the year. Colombian oil exploration companies Canacol and Houston American Energy, down 58% and 98%, respectively, cost the Fund roughly 2%. Both had disappointing exploration results. Houston American Energy drilled three wells in Colombia and all three were dry holes, leaving the company low on funds and with a questionable future. We opted to sell the Fund's position in the stock.

Since mid-year, we've added six new companies to the portfolio and sold out of eight others. To name a few, we purchased Airgas, the United States' largest distributor of industrial, medical, and specialty gases, and Choice Hotels, the owner of the Comfort Inn, Clarion and Quality Inn hotel brands, among others.

We sold out of business software company Concur Technologies. Though its sales have been growing, we felt its valuation was high and that operating margins may compress, leaving the company with flat year-over-year earnings. We also exited luxury goods retailer Tiffany & Co. due to concerns with its near-term sales growth data. We swapped out of international freight forwarder Expeditors International of Washington in favor of Forward Air, a provider of time-definite surface transportation and logistics to the North American air freight market. We believe domestic transportation is growing faster than trans-Pacific (which Expeditors International caters to), and domestic is not suffering from the overcapacity that exists in ocean freight (which is one of Expeditors International's strong suits). In addition, Forward Air is increasing its pickup and delivery business of goods it handles.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Ametek	6.2%
Discover Financial Services	5.8
CNO Financial Group	5.4
Ryman Hospitality Properties	3.9
Canacol	0.9
Airgas	0.6
Forward Air	0.4
Choice Hotels	0.3

4

Wanger Select 2012 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2012, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/12

1. Ametek Aerospace/Industrial Instruments	6.2%
2. Discover Financial Services Credit Card Company	5.8
3. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.4
4. Hertz Largest U.S. Rental Car Operator	4.8
5. Crown Castle International Communications Towers	4.4
6. Ryman Hospitality Properties Convention Hotels	3.9
7. Donaldson Industrial Air Filtration	3.5
8. Amphenol Electronic Conductors	3.4
9. WNS (India) Offshore Business Process Outsourcing (BPO) Services	3.2
10. SBA Communications Communications Towers	3.1

Top 5 Industries

As a percentage of net assets, as of 12/31/12

Industrial Goods & Services	22.6%
Information	22.1
Consumer Goods & Services	18.0
Finance	16.7
Energy & Minerals	7.6

Results as of December 31, 2012

	4th quarter	1 year	5 years	10 years
Wanger Select	2.22%	18.46%	0.88%	8.95%
S&P MidCap 400 Index*	3.61	17.88	5.15	10.53
S&P 500 Index	-0.38	16.00	1.66	7.10
Lipper Variable Underlying Mid-Cap Core Funds Index	3.51	16.60	2.80	9.49

*The Fund's primary benchmark.

NAV as of 12/31/12: $27.54

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.92% is stated as of the Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Core Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2012 Annual Report

Wanger Select

Statement of Investments, December 31, 2012

Number of Shares		Value
	Equities – 96.4%
	Industrial Goods & Services – 22.6%
	Machinery – 17.2%
391,000	Ametek Aerospace/Industrial Instruments	$14,689,870
251,500	Donaldson Industrial Air Filtration	8,259,260
180,000	Kennametal Consumable Cutting Tools	7,200,000
108,000	Pall Life Science, Water & Industrial Filtration	6,508,080
60,000	Nordson Dispensing Systems for Adhesives & Coatings	3,787,200
		40,444,410
	Outsourcing Services – 2.6%
225,000	Quanta Services (a) Electrical & Telecom Construction Services	6,140,250
	Industrial Materials & Specialty Chemicals – 1.8%
70,000	FMC Corporation Niche Specialty Chemicals	4,096,400
	Industrial Distribution – 0.6%
16,496	Airgas Industrial Gas Distributor	1,505,920
	Other Industrial Services – 0.4%
26,626	Forward Air Freight Transportation Between Airports	932,176
	Total Industrial Goods & Services	53,119,156
	Information – 22.1%
	Mobile Communications – 8.0%
145,000	Crown Castle International (a) Communications Towers	10,463,200
102,000	SBA Communications (a) Communications Towers	7,244,040
3,315,900	Globalstar (a) (b) Satellite Mobile Voice & Data Carrier	1,011,350
		18,718,590
	Computer Hardware & Related Equipment – 3.4%
124,000	Amphenol Electronic Connectors	8,022,800
Number of Shares		Value
	Computer Services – 3.2%
725,000	WNS—ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	$7,554,500
	Contract Manufacturing – 2.5%
520,000	Sanmina-SCI (a) Electronic Manufacturing Services	5,756,400
	Instrumentation – 2.3%
28,000	Mettler-Toledo International (a) Laboratory Equipment	5,412,400
	Telecommunications Equipment – 1.4%
34,000	F5 Networks (a) Internet Traffic Management Equipment	3,303,100
	Semiconductors & Related Equipment – 0.7%
250,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,637,500
	Business Software – 0.6%
22,000	Ansys (a) Simulation Software for Engineers & Designers	1,481,480
	Total Information	51,886,770
	Consumer Goods & Services – 18.0%
	Travel – 10.3%
700,000	Hertz (a) Largest US Rental Car Operator	11,389,000
239,536	Ryman Hospitality Properties Convention Hotels	9,212,554
52,000	Vail Resorts Ski Resort Operator & Developer	2,812,680
22,605	Choice Hotels Franchisor of Budget Hotel Brands	759,980
		24,174,214
	Retail – 4.1%
112,000	Abercrombie & Fitch Teen Apparel Retailer	5,372,640
55,000	lululemon athletica (a) Premium Active Apparel Retailer	4,192,650
		9,565,290

See accompanying notes to financial statements.
6

Wanger Select 2012 Annual Report

Wanger Select

Statement of Investments, December 31, 2012

Number of Shares		Value
	Apparel – 1.6%
70,000	Coach Designer & Retailer of Branded Leather Accessories	$3,885,700
	Casinos & Gaming – 1.4%
44,000,001	RexLot Holdings (China) Lottery Equipment Supplier in China	3,375,628
	Educational Services – 0.4%
52,625	ITT Educational Services (a) (b) Postsecondary Degree Services	910,939
	Other Consumer Services – 0.2%
250,000	IFM Investments (Century 21 China RE) – ADR (China) (a) Provide Real Estate Services in China	457,500
	Food & Beverage – %
307,000	GLG Life Tech (Canada) (a) (c) Produces an All-natural Sweetener Extracted from the Stevia Plant	80,127
	Total Consumer Goods & Services	42,449,398
	Finance – 16.7%
	Credit Cards – 5.8%
353,000	Discover Financial Services Credit Card Company	13,608,150
	Insurance – 5.3%
1,350,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	12,595,500
	Banks – 3.9%
119,000	City National Bank & Asset Manager	5,892,880
250,000	Associated Banc-Corp Midwest Bank	3,280,000
		9,172,880
Number of Shares		Value
	Brokerage & Money Management – 1.7%
171,000	SEI Investments Mutual Fund Administration & Investment Management	$3,991,140
	Total Finance	39,367,670
	Energy & Minerals – 7.6%
	Oil & Gas Producers – 5.0%
200,000	Pacific Rubiales Energy (Colombia) (b) Oil Production & Exploration in Colombia	4,646,627
7,187,900	Shamaran Petroleum (Iraq) (a) (b) Oil Exploration in Kurdistan	2,818,217
652,070	Canacol (Colombia) (a) Oil Producer in South America	2,091,187
8,714,000	Petrodorado Energy (Colombia) (a) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	1,051,252
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a) (d)	625,395
184,000	Canadian Overseas Petroleum (United Kingdom) (a)	33,296
1,800,000	Canadian Overseas Petroleum – Warrants (United Kingdom) (a) (c) (d) Oil & Gas Exploration/Production in the North Sea	27,904
2,575,000	Petromanas (Canada) (a) Exploring for Oil in Albania	453,026
		11,746,904
	Agricultural Commodities – 1.1%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,676,357
	Alternative Energy – 0.7%
255,000	Canadian Solar (China) (a) (b) Solar Cell & Module Manufacturer	867,000
535,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	572,450

See accompanying notes to financial statements.
7

Wanger Select 2012 Annual Report

Wanger Select

Statement of Investments, December 31, 2012

Number of Shares		Value
	Alternative Energy – 0.7% (cont)
252,000	Real Goods Solar (a) Residential Solar Energy Installer	$189,000
		1,628,450
	Mining – 0.6%
230,000	Kirkland Lake Gold (Canada) (a) (b) Gold Mining	1,352,669
	Oil Services – 0.2%
1,557,400	Tuscany International Drilling (Colombia) (a) (b) South America Based Drilling Rig Contractor	360,111
	Total Energy & Minerals	17,764,491
	Health Care – 5.0%
	Medical Supplies – 2.6%
45,000	Henry Schein (a) Largest Distributor of Healthcare Products	3,620,700
72,000	Cepheid (a) Molecular Diagnostics	2,434,320
		6,055,020
	Biotechnology & Drug Delivery – 2.4%
334,414	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	3,043,167
115,000	Seattle Genetics (a) (b) Antibody-based Therapies for Cancer	2,668,000
		5,711,167
	Total Health Care	11,766,187
	Other Industries – 4.4%
	Real Estate – 3.3%
260,000	Biomed Realty Trust Life Science-focused Office Buildings	5,025,800
118,000	Dupont Fabros Technology Technology-focused Office Buildings	2,850,880
		7,876,680
Number of Shares		Value
	Regulated Utilities – 1.1%
67,000	Wisconsin Energy Wisconsin Utility	$2,468,950
	Total Other Industries	10,345,630
Total Equities (Cost: $171,785,728) – 96.4%		226,699,302 (e)
Short-Term Investments — 3.7%
7,000,000	J.P. Morgan U.S. Government Money Market Fund – Capital Shares (7 day yield of 0.01%)	7,000,000
1,695,231	J.P. Morgan U.S. Government Money Market Fund – Agency Shares (7 day yield of 0.01%)	1,695,231
Total Short-Term Investments (Cost: $8,695,231) – 3.7%		8,695,231
Securities Lending Collateral – 1.1%
2,471,800	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	2,471,800
Total Securities Lending Collateral (Cost: $2,471,800)		2,471,800
Total Investments (Cost: $182,952,759) (g) – 101.2%		237,866,333
Obligation to Return Collateral for Securities Loaned – (1.1)%		(2,471,800)
Cash and Other Assets Less Liabilities – (0.1)%		(239,823)
Net Assets – 100.0%		$235,154,710

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $2,241,814.

(c)  Illiquid security.

See accompanying notes to financial statements.
8

Wanger Select 2012 Annual Report

Wanger Select

Statement of Investments, December 31, 2012

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $3,329,656, which represented 1.42% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	261,363	$2,999,999	$2,676,357
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	625,395
Canadian Overseas Petroleum – Warrants	11/24/10	1,800,000	225,295	27,904
			$4,764,359	$3,329,656

(e)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
United States Dollar	$209,863,990	89.2
Canadian Dollar	13,459,684	5.7
Other currencies less than 5% of total net assets	3,375,628	1.5
Total Equities	$226,699,302	96.4

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2012, for federal income tax purposes, the cost of investments was $186,692,851 and net unrealized appreciation was $51,173,482 consisting of gross unrealized appreciation of $71,631,994 and gross unrealized depreciation of $20,458,512.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.
9

Wanger Select 2012 Annual Report

Wanger Select

Statement of Investments, December 31, 2012

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$53,119,156	$—	$—	$53,119,156
Information	51,886,770	—	—	51,886,770
Consumer Goods & Services	38,993,643	3,455,755	—	42,449,398
Finance	39,367,670	—	—	39,367,670
Energy & Minerals	14,434,835	653,299	2,676,357	17,764,491
Health Care	11,766,187	—	—	11,766,187
Other Industries	10,345,630	—	—	10,345,630
Total Equities	219,913,891	4,109,054	2,676,357	226,699,302
Total Short-Term Investments	8,695,231	—	—	8,695,231
Total Securities Lending Collateral	2,471,800	—	—	2,471,800
Total Investments	$231,080,922	$4,109,054	$2,676,357	$237,866,333

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$276,300	$276,300	$—

  Financial assets were transferred from Level 1 to Level 2 as resale restrictions no longer apply.

The following table reconciles asset balances for the year ending December 31, 2012, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012
Equities
Energy & Minerals	$2,492,500	$—	$183,857	$—	$—	$—	$—	$2,676,357
	$2,492,500	$—	$183,857	$—	$—	$—	$—	$2,676,357

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to $183,857.

	Fair Value at 12/31/12	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	2,676,357	Market comparable companies	Discount for lack of marketability	-2	% to +3% (-8%)

Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
10

Wanger Select 2012 Annual Report

Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments, at cost	$182,952,759
Investments, at value (including securities on loan of $2,241,814)	$237,866,333
Receivable for:
Investments sold	27,901
Securities lending income	9,018
Dividends	181,912
Foreign tax reclaims	2,464
Prepaid expenses	4,153
Total Assets	238,091,781
Liabilities:
Collateral on securities loaned	2,471,800
Payable for:
Investments purchased	236,506
Fund shares repurchased	139,040
Investment advisory fee	15,183
Administration fee	949
Transfer agent fee	2
Trustees' fees	24,145
Custody fee	899
Reports to shareholders	26,499
Chief compliance officer expenses	303
Other liabilities	21,745
Total Liabilities	2,937,071
Net Assets	$235,154,710
Composition of Net Assets:
Paid-in capital	$179,758,516
Undistributed net investment income	463,508
Accumulated net realized gain	19,112
Net unrealized appreciation (depreciation) on Investments	54,913,574
Net Assets	$235,154,710
Fund Shares Outstanding	8,539,112
Net asset value, offering price and redemption price per share	$27.54

Statement of Operations
For the Year Ended December 31, 2012

Investment Income:
Dividends (net foreign taxes withheld of $18,063)	$3,339,607
Securities lending income, net	480,850
Total Investment Income	3,820,457
Expenses:
Investment advisory fee	2,015,096
Administration fee	125,943
Transfer agent fee	231
Trustees' fees	19,460
Custody fee	7,532
Reports to shareholders	43,668
Audit fee	31,693
Legal fees	23,989
Chief compliance officer expenses (See Note 4)	7,733
Commitment fee for line of credit (See Note 5)	1,506
Other expenses	30,312
Total Expenses	2,307,163
Custody earnings credit	(7,380)
Net Expenses	2,299,783
Net Investment Income	1,520,674
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	10,731,550
Foreign currency translations	(1,405)
Net realized gain	10,730,145
Net change in unrealized appreciation (depreciation) on:
Investments	29,770,532
Net change in unrealized appreciation	29,668,968
Net Gain	40,500,677
Net Increase in Net Assets from Operations	$42,021,351

See accompanying notes to financial statements.
11

Wanger Select 2012 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income	$1,520,674	$(713,411)
Net realized gain (loss) on:
Investments	10,731,550	21,899,595
Foreign currency translations	(1,405)	(12,775)
Net change in unrealized appreciation (depreciation) on:
Investments	29,770,532	(77,026,053)
Foreign currency translations	—	(254)
Net Increase in Net Assets from Operations	42,021,351	(55,852,898)
Distributions to Shareholders:
From net investment income	(1,022,230)	(6,570,049)
Share Transactions:
Subscriptions	7,127,843	16,603,789
Distributions reinvested	1,022,230	6,570,049
Redemptions	(56,537,891)	(64,167,013)
Net Decrease from Share Transactions	(48,387,818)	(40,993,175)
Total Decrease in Net Assets	(7,388,697)	(103,416,122)
Net Assets:
Beginning of period	242,543,407	345,959,529
End of period	$235,154,710	$242,543,407
Undistributed/overdistributed net investment income	$463,508	$(33,531)

See accompanying notes to financial statements.
12

Wanger Select 2012 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$23.35		$28.99		$23.05		$13.87		$28.08
Income from Investment Operations:
Net investment income (loss)	0.16		(0.06)		(0.09)		(0.08)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	4.15		(4.99)		6.17		9.26		(13.38)
Total from Investment Operations	4.31		(5.05)		6.08		9.18		(13.48)
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.59)		(0.14)		—		—
From net realized gains	—		—		—		—		(0.73)
Total Distributions to Shareholders	(0.12)		(0.59)		(0.14)		—		(0.73)
Net Asset Value, End of Period	$27.54		$23.35		$28.99		$23.05		$13.87
Total Return	18.46%		(17.68)%		26.57%		66.19%		(49.06)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses	0.92	%(a)	0.93	%(a)	0.93	%(a)	0.95	%(a)	0.91%
Total net expenses (b)	0.91	%(a)	0.93	%(a)	0.93	%(a)	0.95	%(a)	0.91%
Net investment income (loss)	0.60%		(0.24)%		(0.38)%		(0.44)%		(0.45)%
Portfolio turnover rate	20%		23%		30%		35%		36%
Net assets, end of period (000s)	$235,155		$242,543		$345,960		$270,368		$156,588

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2012 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2012, is included in the Statement of Operations.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax

14

Wanger Select 2012 Annual Report

Notes to Financial Statements, continued

purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from foreign currency transactions and passive foreign investment company (PFIC) holdings were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$(1,405)	$1,405	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	December 31, 2012	December 31, 2011
Ordinary Income*	$1,022,230	$6,570,049

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Gain (Loss)	Net Unrealized Appreciation (Depreciation)*
$693,524	$3,553,100	$—	$51,173,482

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The value of capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2012, was $3,446,870.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2012, the effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2013, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. For the year ended December 31, 2012, the Fund was not reimbursed any expenses by CWAM.

15

Wanger Select 2012 Annual Report

Notes to Financial Statements, continued

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2012, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2012, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $942,016, respectively.

5.  Borrowing Arrangements

Effective July 23, 2012, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Prior to July 23, 2012, interest was charged at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, the commitment fee was 0.10% per annum of the unutilized line of credit.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2012.

Effective January 11, 2013, the committed line of credit was increased from $150 million to $200 million, under the same terms as disclosed above.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	266,744	609,932
Shares issued in reinvestment of dividend distributions	37,568	245,977
Less shares redeemed	(2,150,485)	(2,405,373)
Net decrease in shares outstanding	(1,846,173)	(1,549,464)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2012, were $48,080,561 and $100,248,395, respectively.

8.  Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 83.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure other than the change in borrowing arrangements (Note 5).

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Wanger Select 2012 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2013

17

Wanger Select 2012 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$3,730,755
Foreign Taxes Paid	$0
Foreign Source Income	$0

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

18

Wanger Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 47, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust
Michelle L. Collins, 52, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007.

Maureen M. Culhane, 64, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 59, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.
John C. Heaton, 53, Trustee	2010

Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2006; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.

				Columbia Acorn Trust
Steven N. Kaplan, 53, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

19

Wanger Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 59, Trustee	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 56, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 59, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 78, Trustee Emeritus (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Ben Andrews, 46, Vice President	2004	Portfolio manager and/or analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None
Robert A. Chalupnik, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 1998; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None
Michael G. Clarke, 43, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, 2004 – 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None
Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – 2010.	12	None
P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	None
Fritz Kaegi, 41, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
John Kunka, 42, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	None
Stephen Kusmierczak, 45, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Joseph C. LaPalm, 43, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	None

20

Wanger Select 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 55, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None
Louis J. Mendes III, 48, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None
Robert A. Mohn, 51, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	None
Christopher J. Olson, 48, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None
Christopher O. Petersen, 43, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.	12	None
Scott R. Plummer, 53, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since February 2012 (previously, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; senior officer, Columbia Funds and affiliated funds since 2006.

			12	None
Robert P. Scales, 60, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None
Andreas Waldburg-Wolfegg, 46, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Linda Roth-Wiszowaty, 43, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

21

Wanger Select 2012 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(2/13) 152224

Wanger USA

2012 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2012 Annual Report

1	Understanding Your Expenses
2	Photovoltaic Electricity
4	Performance Review
6	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information
21	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2012, CWAM managed $32.3 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Photovoltaic Electricity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2012 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,087.40	1,020.47	5.01	4.85	0.95

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger USA 2012 Annual Report

Photovoltaic Electricity

When the sun is directly overhead on a clear day, it casts about 1,000 watts of energy per square meter. Across the earth, in about one hour the sun provides as much energy as mankind uses from all sources during an entire year.

Photovoltaic (PV) energy, electricity generated directly from sunlight, was discovered in 1839 by Edmund Becquerel. In 1873, Willoughby Smith observed that selenium became conductive when exposed to light.1 Selenium photovoltaic cells, which convert sunlight directly into electricity, were first made in the 1870s and were later used as light meters for photography.2 But selenium cells converted at best 1% of sun power into electricity and were expensive, so their uses were limited.3

In the 1950s, Bell Laboratories began developing silicon photovoltaic cells, and succeeded in creating cells capable of converting 6% of solar power into energy. Cells were combined together into PV modules, and were originally used to recharge batteries that powered remote transmitters. PV modules using more expensive and efficient gallium arsenide were also invented, and almost immediately began to be used in space. The Vanguard I satellite in 1958 had solar capacity well under a watt.4 Capacity on satellites grew rapidly, to 1962's Telstar at 14 watts, to the early 1970's Skylab at 16,000 watts, and to today's International Space Station at more than 100,000 watts.5

In 1960, silicon solar modules were handmade and cost about $1,000 per peak watt.6 The cost of modules has declined in accordance with learning curve theory. For each doubling of cumulative production, prices generally dropped about 20% through the year 2000. The price fell to about $300 per peak watt in 1970, and then to about $3.50 in 2000.7 Module costs fell as sunlight conversion efficiency was enhanced, materials requirements were reduced and manufacturing processes were mechanized and streamlined. Other costs of PV systems, including electronics, cabling, racks, mounting hardware and installation expenses, have also been dropping, but not as quickly.

As prices fell, mass market applications developed. In the 1980s, PV systems were most often used to provide power to areas without electrical infrastructure to run irrigation pumps, illuminate schools and refrigerate medicine, for example.8 In the 1990s, PV systems began to be connected to electric grids in the developed world in order to utilize essentially pollution-free energy.9 Governments created incentives for installing and producing PV electricity in order to reduce carbon dioxide emissions and slow global warming.

In 2000, Germany passed legislation that guarantees high, 20-year payments to producers for PV-produced electricity. Payment rates on new projects decline along with the costs of photovoltaic systems. Utilities in Germany currently pay about $0.35 per kilowatt hour (kWh) for home roof-top produced PV electricity.10 As of the end of 2011, Germany was the world leader in PV energy investment with 24.8 billion peak watts of installed PV capacity, about 35% of the world total.11 Italy, which also adopted high payments for PV electricity, was second, at about 17% of world PV capacity.12 The United States, in comparison, accounted for only 5% of installed worldwide PV capacity.

As a result of the incentives in Germany and Italy, demand for photovoltaic systems surged. A shortage of polysilicon, the primary raw material for silicon solar cells, also developed. Module prices were stuck between $3 and $4 from 2000 until the second half of 2008, and profits boomed for both solar module and polysilicon makers. Manufacturing capacity consequently jumped, boosted at first by attractive profits and then by Chinese efforts to dominate world PV module production. Module prices then fell to $2 in 200913 and collapsed to as low as $0.70 by September 2012, when global manufacturing capacity equaled nearly double worldwide demand.14 Extremely competitive pricing, plus the lack of apparent technology or cost advantages, have caused losses, an industry shakeout, and poor stock performance for PV module producers.

According to the World Research Institute, by 2011 the average installed price for complete photovoltaic systems fell to $4.75 per peak watt of energy generated. Meanwhile, the price of utility-generated electricity has been rising. According to the U.S. Energy Information Administration, the average residential electricity price in the United States rose from $0.02 per kWh in 1970 to $0.08 in the year 2000 and $0.12 in 2011. The falling price of PV systems and the rising price of electricity have made PV electricity more competitive.

In the United States, 44 states have adopted net metering policies. These policies make it possible for consumers to buy PV systems, produce their own PV electricity by day and provide what they don't use into the electric grid. By night, they get electricity from the grid. Consumers are generally billed for the net amount they use. Given that solar electric production varies by hour of the day and cloud cover, and utilities need reliable supplies, utility obligations to purchase such power are capped state by state. PV electricity production, however, tends to match peak load needs, so utilities are generally buying what would otherwise be expensive peak-load power and selling cheaper off-peak power to owners of PV systems at average retail rates.

PV electricity is now competitive in areas with high electric rates, especially in places with lots of sunshine. Household electricity rates vary tremendously by location. As examples, Honolulu rates recently hit $0.34 per kWh, and the New York City area, $0.20. Worldwide electric rates vary tremendously as well, with Denmark at nearly $0.40 and Italy at about $0.30 per kWh. These prices contrast to electric rates ranging from $0.05 to $0.10 per kWh in some energy-rich states and countries.15

Peak sunshine varies by location; solar modules in Honolulu receive an average of 5.7 hours of peak sunshine per day, so each peak watt of

2

Wanger USA 2012 Annual Report

installed solar module would generate about 1.87 kWh yearly.16 Assuming that a PV system costs $4.75 per peak watt installed, it would pay for itself in about 7.5 years based on Honolulu's electricity rates. Utilizing the current 30% federal tax credit reduces the payback period to 5.2 years.17 After the PV system pays for itself, it should provide more than 20 years of nearly free energy to its owner, as modules are designed to last 30 years, though electronics associated with them will likely need to be replaced once or twice during that period.

Honolulu is an extreme example in the United States because of its high electricity costs and its abundant sunshine. Tucson receives even more sunshine, but with approximately $0.10 kWh power prices, PV systems there have after-tax credit paybacks of nearly 16 years. New York receives about one-third less sunshine than Tucson, but due to its higher power rates, PV systems there have about 11 year paybacks.18

As of early 2012, 30 states had renewable portfolio standards, which mandate certain percentages of electricity production to be from renewable sources such as PV. Solar renewable energy credits and tax credits have also incentivized purchases of PV systems in many of those states.19 As a result, large, non-residential PV installations jumped, and recently accounted for 84% of nationwide PV capacity.20 Total new installations in the United States surged over 15-fold from 2007 to 2012, to about 3.2 billion peak watts.21

Although PV installations in the United States are rising sharply, relatively low net metered electricity prices in most of the United States makes PV electricity less competitive compared to high payment rates in other countries. Abundant and cheap shale natural gas in the United States will likely keep domestic electric rates low. With these factors in mind, despite tax incentives and renewable portfolio standards, the United States seems unlikely to become the world leader in PV electricity production.

Photovoltaic electricity production is instead more economically attractive in areas with high electricity costs. PV electricity should displace a lot of the 5% of worldwide electricity that is generated by burning costly petroleum. Also, the World Bank estimates that 1.4 billion people do not have access to electricity, and is funding billions of dollars to provide electricity to them.22 PV electricity seems like a good choice to provide power to third world locations currently lacking electricity.

Usage of photovoltaic electricity is growing rapidly from a very low base. Worldwide PV power production jumped about 86% in 2012, but accounted for just 0.25% of electric power.23 As photovoltaic costs continue to drop, fossil fuel prices rise, and concerns about carbon emissions grow, PV seems poised to achieve substantially greater shares of electricity production, helping to change the world in a favorable way.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Dunlop, James P., Photovoltaic Systems, Second Edition, (Orland Park, Illinois, American Technical Publishers, Inc., 2010), p. 5.

2  Lynn, Paul A., Electricity from Sunlight, An Introduction to Photovoltaics, (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2010), p. 13.

3  Dunlop, James P., op. cit., p. 6.

4  Ibid., p. 7.

5  Lynn, Paul A., op. cit., p. 14 and p. 168.

6  Dunlop, James P., op. cit., p. 7. Peak watts are the amount of electricity produced by photovoltaic modules when the sun is directly overhead and unobstructed.

7  Lynn, Paul A., op. cit., p. 14-16.

8  Dunlop, James P., op. cit., p. 7.

9  Lynn, Paul A., op. cit., p. 19.

10  German Feed-in Tariffs 2012, posted on the German Energy Blog. http://www.germanenergyblog.de/?page_id=8617. Accessed January 21, 2013.

11  Barua, Priya and Tawney, Letha and Weischer, Lutz, "Delivering on the Clean Energy Economy: The Role of Policy in Developing Successful Domestic Solar and Wind Industries," a Working Paper published by the World Resources Institute, November 2012, p. 16, http://www.wri.org/publication/delivering-on-the-clean-energy-economy. Accessed February 4, 2013.

12  Kaften, Cheryl, "IEA: Renewables to Rival Coal by 2035," PV Magazine.com, November 14, 2012, http://www.pv-magazine.com/news/details/beitrag/iea--renewables-to-rival-coal-by-2035_100009194/#axzz2JxkjpuqF. Accessed January 18, 2013.

13  Bazilian, Morgan, et al., "Reconsidering the Economics of Photovoltaic Power," a Working Paper published May 17, 2012, p. 3, http://www.ourenergypolicy.org/wp-content/uploads/2012/05/BNEF_re_considering_the_
economics_of_photovoltaic_power.pdf. Accessed February 4, 2013.

14  "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," Copyright 2012, SEIA (Solar Energy Industries Association)/GTM Research, p. 11, http://www.seia.org/
research-resources/us-solar-market-insight. Accessed February 4, 2013.

15  U.S. Energy Information Administration website, http://www.eia.gov/electricity/state/. Accessed January 7, 2013.

16  Assumes 10% electricity loss from line losses and conversion from direct current to alternating current.

17  $4.75 average included commercial systems; residential system costs averaged $5.21 per watt, as stated in the "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," p. 10. See footnote 14.

18  Paybacks calculated by author utilizing recently published electric rates as mentioned in essay, hours of peak sunshine per Dunlop book, 10% line and conversion losses, and the current 30% federal tax credit. Readers are advised to update data and do own calculations prior to purchasing PV systems.

19  U.S. Energy Information Administration website, http://www.eia.gov/todayinenergy/detail.cfm?id=4850. Accessed February 4, 2013.

20  Sherwood, Larry, "U.S. Solar Market Trends 2011," IREC (Interstate Renewable Energy Council, Inc.), August 2012, p. 7, http://www.irecusa.org/wp-content/uploads/
IRECSolarMarketTrends-2012-Web-8-28-12.pdf. Accessed February 4, 2013.

21  "U.S. Solar Market Insight Report," op. cit., p. 2.

22  The world bank website, http://web.worldbank.org/WBSITE/
EXTERNAL/TOPICS/EXTENERGY2/
0,,contentMDK:22855502~pagePK:210058~piPK:210062
~theSitePK:4114200,00.html. Accessed February 4, 2013.

23  Carr, Geoffrey, "Science and Technology: Sunny Uplands," The Economist, November 13, 2012, 2:22, http://www.economist.com/news/21566414-alternative-energy-will-no-longer-be-alternative-sunny-uplands. Accessed February 4, 2013.

3

Wanger USA 2012 Annual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Stocks did quite well in 2012, despite mediocre economic growth. Wanger USA ended the annual period up 20.02%, outperforming the 16.35% gain of the Fund's primary benchmark, the Russell 2000 Index.

The top contributor to Fund gains for the year was premium active apparel retailer lululemon atheletica, up 63% as growing brand awareness continued to fuel earnings growth. Industrial companies Nordson and Ametek had annual gains of 55% and 34%, respectively. Nordson's dispensing systems for adhesives and coatings are in high demand from a wide spectrum of product manufacturers, including, of particular note, smartphone and tablet producers. Ametek, a maker of aerospace and industrial instruments, continued to take market share, which propelled earnings nearly 20% higher year-to-date through September.

Car rental company Avis Budget Group ended the year up 85%, benefiting from high fleet utilization, stable rental rates and robust used vehicle pricing. IPG Photonics was up 99% for the year. Revenue growth was strong as IPG's fiber laser technology continued to gain acceptance across a wide range of new applications. Convention hotel operator Ryman Hospitality Properties, formerly Gaylord Entertainment, issued a large special dividend in advance of its conversion to a real estate investment trust. The stock was up 95% for the year.

Several technology stocks detracted from Fund performance. Micros Systems, a developer of information systems used by the hospitality industry, fell 9% for the year, and data integration software developer Informatica was off 18%. Both fell on disappointing sales results. Atmel, a manufacturer of microcontrollers, ended the year on a strong note with a fourth quarter gain, but it was not enough to offset earlier losses. For the year, Atmel's stock was down 19%, beset by declining revenues and a lost contract bid.

Two energy names also marred annual performance. Oil and gas exploration and production company Houston American Energy fell 98% on news of poor results from its Colombian wells. SM Energy produces natural gas liquids, which experienced a severe drop in price. Its stock was off 28% for the annual period.

Other major detractors to annual performance were Chelsea Therapeutics International, which fell 85% as data presented to the FDA failed to warrant a reversal of a prior rejection of Chelsea's drug for hypo-tension. GrafTech International, an industrial graphite materials producer, supplies graphite electrodes to the steel industry and it suffered along with many other companies in the steel supply chain. Its stock was off 34% for the year in the Fund. We opted to exit this position.

On the first trading day of the New Year, small-cap stock indexes hit all-time record highs to very little fanfare. It's as though we're stuck in a stealth bull market that few feel comfortable acknowledging. Traumatized by the market's plunge four long years ago, investors have in general remained suspicious and skeptical about stocks (with the notable exception of their crush on Apple). We believe this is not at all a bad thing, for bull markets typically keep grinding higher until sometime after the crowd's skepticism twists into enthusiasm and we hope the current one will do the same.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Nordson	3.9%
Ametek	3.4
lululemon atheletica	3.3
IPG Photonics	2.7
Ryman Hospitality Properties	2.6
Micros Systems	2.1
Informatica	1.9
Avis Budget Group	1.7
Atmel	0.7
SM Energy	0.5
Chelsea Therapeutics International	0.0	*
Houston American Energy	0.0	*

* Rounds to less than 0.1%.

4

Wanger USA 2012 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2012

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2012, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/12

1. Nordson Dispensing Systems for Adhesives & Coatings	3.9%
2. Ametek Aerospace/Industrial Instruments	3.4
3. lululemon athletica Premium Active Apparel Retailer	3.3
4. Mettler-Toledo International Laboratory Equipment	2.7
5. IPG Photonics Fiber Lasers	2.7
6. tw telecom Fiber Optic Telephone/Data Services	2.7
7. Ryman Hospitality Properties Convention Hotels	2.6
8. Atwood Oceanics Offshore Drilling Contractor	2.6
9. Donaldson Industrial Air Filtration	2.4
10. Extra Space Storage Self Storage Facilities	2.3

Top 5 Industries

As a percentage of net assets, as of 12/31/12

Information	29.2%
Consumer Goods & Services	18.4
Industrial Goods & Services	17.7
Finance	14.2
Health Care	9.6

Results as of December 31, 2012

	4th quarter	1 year	5 years	10 years
Wanger USA	3.09%	20.02%	4.15%	10.14%
Russell 2000 Index*	1.85	16.35	3.56	9.72
Lipper Variable Underlying Small-Cap Growth Funds Index	0.09	14.54	2.91	9.49

* The Fund's primary benchmark.

NAV as of 12/31/12: $33.84

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.94% is stated as of the Fund's prospectus dated May 1, 2012, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Equities – 100.2%
	Information – 29.2%
	Business Software – 8.5%
382,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	$16,212,080
498,000	Informatica (a) Enterprise Data Integration Software	15,099,360
198,000	Ansys (a) Simulation Software for Engineers & Designers	13,333,320
100,000	NetSuite (a) End-to-end IT Systems Solution Delivered Over the Web	6,730,000
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	6,075,010
83,000	Concur Technologies (a) (b) Web Enabled Cost & Expense Management Software	5,604,160
61,735	RealPage (a) (b) Software for Managing Rental Properties Delivered Via the Web	1,331,624
130,809	Exa (a) Simulation Software	1,272,772
195,000	Velti (a) (b) Mobile Marketing Software Platform	877,500
11,893	SABA (a) Learning Management Systems	103,945
		66,639,771
	Instrumentation – 5.4%
109,750	Mettler-Toledo International (a) Laboratory Equipment	21,214,675
318,000	IPG Photonics (b) Fiber Lasers	21,194,700
		42,409,375
	Semiconductors & Related Equipment – 4.6%
438,000	Microsemi (a) Analog/Mixed Signal Semiconductors	9,215,520
281,000	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	6,260,680
790,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	5,174,500
Number of Shares		Value
520,000	ON Semiconductor (a) Mixed Signal & Power Management Semiconductors	$3,666,000
86,000	Ultratech (a) Semiconductor Equipment	3,207,800
243,000	Entegris (a) Semiconductor Materials Management Products	2,230,740
64,000	Semtech (a) Analog Semiconductors	1,852,800
205,000	Pericom Semiconductor (a) Interface Integrated Circuits & Frequency Control Products	1,646,150
25,000	Hittite Microwave (a) Radio Frequency, Microwave & Millimeterwave Semiconductors	1,552,500
203,000	TriQuint Semiconductor (a) Radio Frequency Semiconductors	982,520
		35,789,210
	Telephone & Data Services – 2.9%
830,000	tw telecom (a) Fiber Optic Telephone/Data Services	21,140,100
197,000	Boingo Wireless (a) (b) Wholesale & Retail WiFi Networks	1,487,350
		22,627,450
	Computer Services – 2.0%
333,000	ExlService Holdings (a) Business Process Outsourcing	8,824,500
405,000	RCM Technologies Technology & Engineering Services	2,045,250
175,000	WNS — ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	1,823,500
33,000	Syntel Offshore IT Services	1,768,470
297,522	Hackett Group IT Integration & Best Practice Research	1,273,394
		15,735,114

See accompanying notes to financial statements.
6

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Gaming Equipment & Services – 1.5%
264,000	Bally Technologies (a) Slot Machines & Software	$11,803,440
	Computer Hardware & Related Equipment – 1.5%
397,000	II-VI (a) Laser Optics & Specialty Materials	7,253,190
66,000	Netgear (a) Networking Products for Small Business & Home	2,601,720
38,000	Nice Systems — ADR (Israel) (a) Audio & Video Recording Solutions	1,272,240
2,244	Rogers (a) Printed Circuit Materials & High-performance Foams	111,437
		11,238,587
	Telecommunications Equipment – 1.0%
275,800	Finisar (a) Optical Subsystems & Components	4,495,540
133,000	Ixia (a) Telecom Network Test Equipment	2,258,340
135,000	Infinera (a) (b) Optical Networking Equipment	784,350
		7,538,230
	Financial Processors – 0.7%
91,000	Global Payments Credit Card Processor	4,122,300
40,000	Liquidity Services (a) E-Auctions for Surplus & Salvage Goods	1,634,400
		5,756,700
	Contract Manufacturing – 0.6%
122,000	Plexus (a) Electronic Manufacturing Services	3,147,600
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	1,826,550
		4,974,150
	Business Information & Marketing Services – 0.4%
291,200	Navigant Consulting (a) Financial Consulting Firm	3,249,792
Number of Shares		Value
	TV Broadcasting – 0.1%
472,000	Entravision Communications Spanish Language TV & Radio Stations	$783,520
	Total Information	228,545,339
	Consumer Goods & Services – 18.4%
	Retail – 7.3%
343,000	lululemon athletica (a) Premium Active Apparel Retailer	26,146,890
256,000	Abercrombie & Fitch Teen Apparel Retailer	12,280,320
382,000	Pier 1 Imports Home Furnishing Retailer	7,640,000
180,500	Shutterfly (a) Internet Photo-centric Retailer	5,391,535
326,000	Saks (a) (b) Luxury Department Store Retailer	3,426,260
31,000	Casey's General Stores Owner/Operator of Convenience Stores	1,646,100
116,229	Gaiam (a) Healthy Living Catalogs & E-Commerce, Non-theatrical Media	367,284
		56,898,389
	Travel – 5.7%
528,038	Ryman Hospitality Properties Convention Hotels	20,308,341
659,500	Avis Budget Group (a) Second Largest Car Rental Company	13,071,290
400,000	Hertz (a) Largest US Rental Car Operator	6,508,000
85,000	Choice Hotels Franchisor of Budget Hotel Brands	2,857,700
72,000	HomeAway (a) (b) Vacation Rental Online Marketplace	1,584,000
		44,329,331
	Furniture & Textiles – 2.0%
590,000	Knoll Office Furniture	9,062,400
125,000	Herman Miller Office Furniture	2,677,500
135,000	Interface Modular Carpet	2,170,800

See accompanying notes to financial statements.
7

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Furniture & Textiles – 2.0% (cont)
100,000	Caesarstone (Israel) (a) Quartz Countertops	$1,615,000
		15,525,700
	Consumer Goods Distribution – 1.0%
194,000	Pool Distributor of Swimming Pool Supplies & Equipment	8,210,080
	Other Consumer Services – 1.0%
163,000	Lifetime Fitness (a) Sport & Fitness Club Operator	8,021,230
	Casinos & Gaming – 0.8%
392,000	Pinnacle Entertainment (a) Regional Casino Operator	6,205,360
	Nondurables – 0.4%
96,000	Helen of Troy (a) Personal Care, Housewares, Healthcare & Home Environment Products	3,205,440
	Food & Beverage – 0.1%
73,000	Boulder Brands Inc (a) Healthy Food Products	941,700
	Leisure Products – 0.1%
102,106	Skullcandy (a) (b) Lifestyle Branded Headphones	795,406
	Total Consumer Goods & Services	144,132,636
	Industrial Goods & Services – 17.7%
	Machinery – 14.9%
480,200	Nordson Dispensing Systems for Adhesives & Coatings	30,310,224
700,000	Ametek Aerospace/Industrial Instruments	26,299,000
580,000	Donaldson Industrial Air Filtration	19,047,200
297,300	ESCO Technologies Automatic Electric Meter Readers	11,121,993
187,000	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	7,672,610
Number of Shares		Value
98,000	Polypore International (a) (b) Battery Separators & Filtration Media	$4,557,000
124,000	HEICO FAA Approved Aircraft Replacement Parts	3,965,520
88,736	Toro Turf Maintenance Equipment	3,813,873
82,000	Kennametal Consumable Cutting Tools	3,280,000
100,000	Oshkosh Corporation (a) Specialty Truck Manufacturer	2,965,000
48,000	Dorman Products Aftermarket Auto Parts Distributor	1,696,320
13,000	Middleby (a) Manufacturer of Cooking Equipment	1,666,730
14,177	Generac Standby Power Generators	486,413
		116,881,883
	Industrial Materials & Specialty Chemicals – 1.5%
234,000	Drew Industries RV & Manufactured Home Components	7,546,500
33,000	Albemarle Specialty Chemicals for Refineries, Plastics, Pharma, Food	2,049,960
90,000	Polyone Intermediate Stage Chemicals Producer	1,837,800
		11,434,260
	Electrical Components – 0.7%
64,000	Acuity Brands Commercial Lighting Fixtures	4,334,720
63,000	Thermon (a) Global Engineered Thermal Solutions	1,419,390
		5,754,110
	Construction – 0.4%
100,000	Fortune Brands Home & Security (a) Home Building Supplies & Small Locks	2,922,000
	Other Industrial Services – 0.2%
47,000	Forward Air Freight Transportation Between Airports	1,645,470
	Total Industrial Goods & Services	138,637,723

See accompanying notes to financial statements.
8

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Finance – 14.2%
	Banks – 7.2%
373,000	MB Financial Chicago Bank	$7,366,750
253,000	Lakeland Financial Indiana Bank	6,537,520
485,000	Associated Banc-Corp Midwest Bank	6,363,200
107,000	SVB Financial Group (a) Bank to Venture Capitalists	5,988,790
161,194	Hancock Holding Gulf Coast Bank	5,116,298
103,000	City National Bank & Asset Manager	5,100,560
504,000	Valley National Bancorp (b) New Jersey/New York Bank	4,687,200
368,000	TCF Financial Great Lakes Bank	4,471,200
666,200	First Busey Illinois Bank	3,097,830
400,000	First Commonwealth Western Pennsylvania Bank	2,728,000
216,000	Virginia Commerce (a) Northern Virginia Bank	1,933,200
97,700	Sandy Spring Bancorp Baltimore, D.C. Bank	1,897,334
504,451	Guaranty Bancorp (a) Colorado Bank	983,679
		56,271,561
	Finance Companies – 3.6%
125,000	World Acceptance (a) Personal Loans	9,320,000
277,698	CAI International (a) International Container Leasing	6,095,471
174,900	McGrath Rentcorp Temporary Space & IT Rentals	5,075,598
115,000	Textainer Group Holdings Top International Container Leasor	3,617,900
239,037	H & E Equipment Services Heavy Equipment Leasing	3,602,288
17,984	Regional Management (a) (b) Consumer Loans	297,635
		28,008,892
Number of Shares		Value
	Savings & Loans – 1.6%
408,600	ViewPoint Financial Texas Thrift	$8,556,084
142,000	Berkshire Hills Bancorp Northeast Thrift	3,388,120
52,011	Simplicity Bancorp Los Angeles Savings & Loan	777,564
		12,721,768
	Brokerage & Money Management – 0.8%
206,000	SEI Investments Mutual Fund Administration & Investment Management	4,808,040
43,000	Eaton Vance Specialty Mutual Funds	1,369,550
		6,177,590
	Insurance – 0.5%
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	2,127,620
27,000	Allied World Holdings Commerical Lines Insurance/Reinsurance	2,127,600
		4,255,220
	Diversified Financial Companies – 0.5%
146,500	Leucadia National (b) Holding Company	3,485,235
	Total Finance	110,920,266
	Health Care – 9.6%
	Biotechnology & Drug Delivery – 6.0%
188,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	9,259,000
368,000	Seattle Genetics (a) (b) Antibody-based Therapies for Cancer	8,537,600
571,515	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	5,200,787
98,000	Synageva Biopharma (a) Biotech Focused on Orphan Diseases	4,536,420
233,000	ARIAD Pharmaceuticals (a) Biotech Focused on Cancer	4,468,940
50,000	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	3,776,500

See accompanying notes to financial statements.
9

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Biotechnology & Drug Delivery – 6.0% (cont)
38,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	$3,564,780
84,000	Sarepta Therapeutics (a) Biotech Focused On Rare Diseases	2,167,200
111,700	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	2,069,801
201,000	InterMune (a) (b) Drugs for Pulmonary Fibrosis & Hepatitis C	1,947,690
127,000	Raptor Pharmaceutical (a) (b) Orphan Drug Company	742,950
435,500	Chelsea Therapeutics International (a) (b) Biotech Focused on Rare Diseases	330,980
		46,602,648
	Medical Supplies – 1.5%
247,600	Cepheid (a) Molecular Diagnostics	8,371,356
47,000	Techne Cytokines, Antibodies & Other Reagents for Life Science	3,211,980
		11,583,336
	Medical Equipment & Devices – 1.3%
164,644	Sirona Dental Systems (a) Manufacturer of Dental Equipment	10,612,952
	Pharmaceuticals – 0.7%
385,000	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	5,143,600
116,100	Alimera Sciences (a) Ophthalmology-focused Pharmaceutical Company	182,277
		5,325,877
	Health Care Services – 0.1%
100,000	Health Management Associates (a) Non-urban Hospitals	932,000
	Total Health Care	75,056,813
Number of Shares		Value
	Other Industries – 6.3%
	Real Estate – 5.5%
503,000	Extra Space Storage Self Storage Facilities	$18,304,170
371,600	Biomed Realty Trust Life Science-focused Office Buildings	7,183,028
935,000	Kite Realty Group Community Shopping Centers	5,226,650
411,900	EdR Student Housing	4,382,616
165,400	Dupont Fabros Technology Technology-focused Office Buildings	3,996,064
341,000	DCT Industrial Trust Industrial Properties	2,213,090
119,000	Associated Estates Realty Multifamily Properties	1,918,280
		43,223,898
	Transportation – 0.8%
184,487	Rush Enterprises (a) Truck Sales & Service	3,813,346
56,500	World Fuel Services Global Fuel Broker	2,326,105
		6,139,451
	Total Other Industries	49,363,349
	Energy & Minerals – 4.8%
	Oil Services – 2.7%
436,100	Atwood Oceanics (a) Offshore Drilling Contractor	19,969,019
13,250	Chart Industries (a) Manufacturer of Natural Gas Processing/Storage Equipment	883,377
		20,852,396
	Oil & Gas Producers – 1.3%
75,000	SM Energy Oil & Gas Producer	3,915,750
62,000	Rosetta Resources (a) Oil & Gas Producer Exploring in South Texas & Montana	2,812,320
58,000	PDC Energy (a) Oil & Gas Producer in US	1,926,180

See accompanying notes to financial statements.
10

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

Number of Shares		Value
	Oil & Gas Producers – 1.3% (cont)
47,000	Approach Resources (a) Oil & Gas Producer in West Texas Permian	$1,175,470
86,400	Houston American Energy (a) (b) Oil & Gas Exploration/Production in Colombia	19,008
		9,848,728
	Mining – 0.8%
56,000	Core Labs (Netherlands) Oil & Gas Reservoir Consulting	6,121,360
100,000	Augusta Resource (a) (b) US Copper/Molybdenum Mine	245,000
		6,366,360
	Total Energy & Minerals	37,067,484
Total Equities (Cost: $456,865,331) – 100.2%		783,723,610
Securities Lending Collateral — 4.2%
32,699,550	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (c)	32,699,550
Total Securities Lending Collateral (Cost: $32,699,550)		32,699,550
Total Investments (Cost: $489,564,881) (d) (e) – 104.4%		816,423,160
Obligation to Return Collateral for Securities Loaned – (4.2)%		(32,699,550)
Cash and Other Assets Less Liabilities – (0.2)%		(1,501,683)
Net Assets – 100.0%		$782,221,927

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $32,394,496.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At December 31, 2012, for federal income tax purposes, the cost of investments was $492,002,865 and net unrealized appreciation was $324,420,295 consisting of gross unrealized appreciation of $357,286,878 and gross unrealized depreciation of $32,866,583.

(e)  On December 31, 2012, the market value of foreign securities represented 1.38% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$1,823,500	0.23
Israel	2,887,240	0.37
Netherlands	6,121,360	0.78
Total Foreign Portfolio	$10,832,100	1.38

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing,

See accompanying notes to financial statements.
11

Wanger USA 2012 Annual Report

Wanger USA

Statement of Investments, December 31, 2012

including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Polices.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$228,545,339	$—	$—	$228,545,339
Consumer Goods & Services	144,132,636	—	—	144,132,636
Industrial Goods & Services	138,637,723	—	—	138,637,723
Finance	110,920,266	—	—	110,920,266
Health Care	75,056,813	—	—	75,056,813
Other Industries	49,363,349	—	—	49,363,349
Energy & Minerals	37,067,484	—	—	37,067,484
Total Equities	783,723,610	—	—	783,723,610
Total Securities Lending Collateral	32,699,550	—	—	32,699,550
Total Investments	$816,423,160	$—	$—	$816,423,160

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
12

Wanger USA 2012 Annual Report

Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments, at cost	$489,564,881
Investments, at value (including securities on loan of $32,394,496)	$816,423,160
Receivable for:
Investments sold	1,686,828
Fund shares sold	70,863
Securities lending income	64,036
Dividends	313,532
Trustees' deferred compensation plan	85,452
Prepaid expenses	13,276
Other assets	27,498
Total Assets	818,684,645
Liabilities:
Payable to custodian bank	592,499
Collateral on securities loaned	32,699,550
Payable for:
Investments purchased	1,678,585
Fund shares repurchased	1,220,379
Investment advisory fee	54,400
Administration fee	3,153
Transfer agent fee	6
Trustees' fees	754
Custody fee	1,480
Reports to shareholders	87,810
Chief compliance officer expenses	961
Trustees' deferred compensation plan	85,452
Other liabilities	37,689
Total Liabilities	36,462,718
Net Assets	$782,221,927
Composition of Net Assets:
Paid-in capital	$382,371,810
Undistributed net investment income	1,047,346
Accumulated net realized gain	71,944,492
Net unrealized appreciation (depreciation) on:
Investments	326,858,279
Net Assets	$782,221,927
Fund Shares Outstanding	23,114,123
Net asset value, offering price and redemption price per share	$33.84

Statement of Operations
For the Year Ended December 31, 2012

Investment Income:
Dividends (net foreign taxes withheld of $9,408)	$10,555,736
Securities lending income, net	620,959
Total Investment Income	11,176,695
Expenses:
Investment advisory fee	6,859,828
Administration fee	397,878
Transfer agent fee	708
Trustees' fees	45,516
Custody fee	11,315
Reports to shareholders	158,801
Audit fee	44,365
Legal fees	74,974
Chief compliance officer expenses (See Note 4)	24,060
Commitment fee for line of credit (See Note 5)	4,773
Other expenses	29,030
Total Expenses	7,651,248
Advisory fee waiver (See Note 4)	(30,627)
Custody earnings credit	(4,955)
Net Expenses	7,615,666
Net Investment Income	3,561,029
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	75,265,335
Net realized gain	75,265,335
Net change in unrealized appreciation (depreciation) on:
Investments	65,032,346
Net change in unrealized appreciation	65,032,346
Net Gain	140,297,681
Net Increase in Net Assets from Operations	$143,858,710

See accompanying notes to financial statements.
13

Wanger USA 2012 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income	$3,561,029	$(3,406,627)
Net realized gain (loss) on:
Investments	75,265,335	40,209,704
Net change in unrealized appreciation (depreciation) on:
Investments	65,032,346	(61,499,216)
Net Increase (Decrease) in Net Assets from Operations	143,858,710	(24,696,139)
Distributions to Shareholders:
From net investment income	(2,425,860)	—
From net realized gains	(39,051,960)	(78,451,985)
Total Distributions to Shareholders	(41,477,820)	(78,451,985)
Share Transactions:
Subscriptions	29,722,426	40,742,221
Distributions reinvested	41,477,820	78,451,985
Redemptions	(148,920,836)	(169,908,230)
Net Decrease from Share Transactions	(77,720,590)	(50,714,024)
Total Increase (Decrease) in Net Assets	24,660,300	(153,862,148)
Net Assets:
Beginning of period	757,561,627	911,423,775
End of period	$782,221,927	$757,561,627
Undistributed/overdistributed net investment income	$1,047,346	$(87,823)

See accompanying notes to financial statements.
14

Wanger USA 2012 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$29.80		$33.86		$27.45		$19.30	$36.26
Income from Investment Operations:
Net investment income (loss)	0.15		(0.13)		(0.10)		(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	5.63		(0.82)		6.51		8.21	(13.16)
Total from Investment Operations	5.78		(0.95)		6.41		8.15	(13.23)
Less Distributions to Shareholders:
From net investment income	(0.11)		—		—		—	—
From net realized gains	(1.63)		(3.11)		—		—	(3.73)
Total Distributions to Shareholders	(1.74)		(3.11)		—		—	(3.73)
Net Asset Value, End of Period	$33.84		$29.80		$33.86		$27.45	$19.30
Total Return	20.02	%(a)	(3.49	)%(a)	23.35	%(a)	42.23%	(39.68)%
Ratios to Average Net Assets/Supplemental Data: (b)
Total gross expenses (c)	0.96%		0.94%		0.98	%(d)	0.98%	0.96%
Total net expenses (e)	0.96%		0.93%		0.97	%(d)	0.98%	0.96%
Net investment income (loss)	0.45%		(0.40)%		(0.35)%		(0.29)%	(0.26)%
Portfolio turnover rate	12%		10%		27%		30%	22%
Net assets, end of period (000s)	$782,222		$757,562		$911,424		$1,277,154	$952,249

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly and expense waivers had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger USA 2012 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2012, is included in the Statement of Operations.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain

16

Wanger USA 2012 Annual Report

Notes to Financial Statements, continued

liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, the Fund did not have any permanent differences, therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	December 31, 2012	December 31, 2011
Ordinary Income *	$2,425,860	$—
Long-Term Capital Gains	39,051,960	78,451,985

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Gain (Loss)	Net Unrealized Appreciation (Depreciation)*
$1,408,680	$74,103,517	$—	$324,420,295

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the year ended December 31, 2012, the effective investment advisory fee rate, net of fee waivers in effect during a portion of the year, was 0.86% of the Fund's average daily net assets.

For the period prior to May 1, 2012, CWAM had contractually agreed to reimburse the Fund to the extent that investment advisory fees exceeded an annual percentage of 0.85% of average daily net assets on an annualized basis. The reimbursement to the Fund for the year ended December 31, 2012 was $30,627.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up $4 billion to	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2012, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

17

Wanger USA 2012 Annual Report

Notes to Financial Statements, continued

5.  Borrowing Arrangements

Effective July 23, 2012, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Prior to July 23, 2012, interest was charged at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, the commitment fee was 0.10% per annum of the unutilized line of credit.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2012.

Effective January 11, 2013, the committed line of credit was increased from $150 million to $200 million, under the same terms as disclosed above.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	900,062	1,244,190
Shares issued in reinvestment of dividend distributions	1,353,693	2,434,129
Less shares redeemed	(4,560,981)	(5,174,081)
Net decrease in shares outstanding	(2,307,226)	(1,495,762)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2012, were $92,241,180 and $200,283,258, respectively.

8.  Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 31.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 55.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure other than the change in borrowing arrangements (Note 5).

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger USA 2012 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2013

19

Wanger USA 2012 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$77,847,856
Foreign Taxes Paid	$0
Foreign Source Income	$0

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

20

Wanger USA 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 47, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust
Michelle L. Collins, 52, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007.

Maureen M. Culhane, 64, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 59, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.
John C. Heaton, 53, Trustee	2010

Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2006; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.

				Columbia Acorn Trust
Steven N. Kaplan, 53, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

21

Wanger USA 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 59, Trustee	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 56, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 59, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 78, Trustee Emeritus (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Ben Andrews, 46, Vice President	2004	Portfolio manager and/or analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None
Robert A. Chalupnik, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 1998; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None
Michael G. Clarke, 43, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, 2004 – 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None
Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – 2010.	12	None
P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	None
Fritz Kaegi, 41, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
John Kunka, 42, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	None
Stephen Kusmierczak, 45, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Joseph C. LaPalm, 43, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	None

22

Wanger USA 2012 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 55, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None
Louis J. Mendes III, 48, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None
Robert A. Mohn, 51, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	None
Christopher J. Olson, 48, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None
Christopher O. Petersen, 43, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, 2004 – 2010); officer, Columbia Funds and affiliated funds since 2007.	12	None
Scott R. Plummer, 53, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since February 2012 (previously, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; senior officer, Columbia Funds and affiliated funds since 2006.

			12	None
Robert P. Scales, 60, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None
Andreas Waldburg-Wolfegg, 46, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Linda Roth-Wiszowaty, 43, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

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Wanger USA 2012 Annual Report

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24

Wanger USA 2012 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month end.

25

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(2/13) 152226

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, a member of the registrant’s Board of Trustees and Chair of the Audit Committee, qualifies as an audit committee financial expert.  Ms. Collins is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$100,900	$96,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$17,700	$39,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing. Fiscal year 2011, also includes agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$25,500	$25,000

Tax Fees incurred in both fiscal years 2012 and 2011 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$140,000	$65,000

In both fiscal years 2012 and 2011, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2012 and December 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$183,200	$129,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades.  These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2013

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 19, 2013